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                                 EXHIBIT 10.122



                LEASE AGREEMENT FOR THE ARTHUR ANDERSEN BUILDING


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                               REAL ESTATE LEASE


                                    BETWEEN


                              ARTHUR ANDERSEN LLP,
                   and Illinois limited liability partnership

                                   as Tenant

                                      AND


                             HASKELL SARASOTA, INC.
                             a Florida corporation

                                  as Landlord

                THIS LEASE is made as of this 11/th/ day of November, 1998, between Haskell Sarasota, Inc., a Florida corporation, having an address at 111 Riverside Avenue, Jacksonville, Florida 32202 ("Landlord"), and Arthur Andersen LLP, an Illinois limited liability partnership and having an address at 225 North Michigan Avenue, Chicago, Illinois 60602 ("Tenant"), for the construction and use of a building to be known as The Arthur Andersen Building (the "Building"), which shall be located on the parcel of land located in the County of Sarasota, Florida, described in Exhibit A attached hereto and made a part
                                   ---------
hereof (the "Land"). The Building and the Land and all rights appurtenant thereto are referred to collectively herein as the "Premises."

     WHEREAS, Tenant, as the owner of record of the Land as of the date hereof, desires to have the Building constructed on the Land by Landlord and Landlord desires to construct the Building;

     WHEREAS, Tenant and Landlord have entered into that certain Ground Lease dated the date hereof, which Ground Lease grants Landlord the authority to construct the Building in accordance with the terms and conditions set forth in this Lease and the Workletter attached hereto;

     WHEREAS, upon the completion of the Building, Landlord desires to purchase and Tenant desires to sell to Landlord the Premises under the terms and conditions set forth in the Ground Lease; and

     WHEREAS, this Lease sets forth the terms and conditions of Landlord's construction of the Building and certain rights and obligations between the parties prior to and subsequent to the sale of the Premises to Landlord.

     NOW, THEREFORE, in consideration of the mutual promises set forth herein and other good and valuable consideration, the parties hereby agree as follows:

                                    SECTION 1
                                   DEFINITIONS

                1.1   Defined Terms.  For purposes of this Lease, the following
                      -------------
terms shall have the following meanings:

           "Environmental Laws" shall mean all Legal Requirements relating to Hazardous Substances or the removal thereof.

           "Expenses" shall mean all expenses, costs and disbursements (other than Taxes) paid or incurred by Landlord in connection with the ownership, management, maintenance, operation, replacement and repair of the Premises, including, without limitation, all expenses, costs and disbursements paid or incurred by Landlord for steam, water, fuel,

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     heating, air cooling, elevator maintenance, painting, management fees and expenses, supplies, sundries, sales or use taxes on supplies or services, cost of wages and salaries of all persons engaged in the operation, maintenance and repair of the Premises and all benefits including social security taxes, unemployment insurance taxes, cost for providing coverage for disability benefits, cost of any pensions, hospitalization, welfare or retirement plans or any other cost or expense which Landlord incurs to provide benefits for employees engaged in the operation, maintenance and repair of the Premises, the charges of any independent contractor who, pursuant to an agreement with Landlord or its representatives, does any work in connection with the operation, maintenance or repair of the Premises, accounting expenses, and other legal fees and disbursements incurred by Landlord in connection with the Building and any other expenses or charges, whether or not specifically mentioned herein, which in accordance with generally accepted accounting principles and generally accepted management principles would be considered an expense of maintaining, operating or repairing the Premises. Expenses shall not include the following:

                           (a) the cost of any item which under generally accepted accounting principles is a capital expense (including lease payments for rental equipment which would constitute a capital expense if purchased rather than leased) which relates to the Building structure, the Building's roof and the Building's electrical, heating, ventilating, air conditioning, plumbing, elevator, fire and safety systems and other mechanical systems (the "Building Systems") or improvement of any Building finishes; provided, however, this subparagraph shall not apply to costs incurred at the request of Tenant where the item requested is not a Landlord obligation under this Lease. Additionally, Expenses shall not include any single capital cost incurred in connection with the Building's management office which is in excess of five thousand dollars ($5,000) unless the same is approved by Tenant;

                           (b) interest on debt or principal amortization payments or any other payments on any mortgage and rental or any other payments under any ground lease or other underlying lease;

                           (c) any cost or expense to the extent to which Landlord is paid or reimbursed and/or is entitled to payment or reimbursement from any person (other than as a payment for Expenses), including but not necessarily limited to, (1) work or service performed for Tenant at Tenant's cost and (2) the cost of any item for which Landlord is (or is entitled to be) paid or reimbursed by insurance, warranties, service contracts, condemnation proceeds or otherwise;

                           (d) management fees in excess of 3% of the aggregate gross amount of (1) Base Rent and (2) the Expenses for the Building;

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                         (e) rents or imputed rents for a management office in
                    the Building unless Tenant specifically requests the presence of the management office in the Building;

                         (f) depreciation expenses on any fixed assets other
                    than capital maintenance equipment costs;

                         (g) taxes, operating costs or the cost of any work or
                    services performed for any facility other than the Building;

                         (h) salaries and bonuses of officers and executives of
                    Landlord (other than persons who are employed at the Building primarily in connection with the management and/or operation of the Building);

                         (i) the cost of initial cleaning of, and rubbish
                    removal from, the Building to be performed prior to the Rent Commencement Date to the extent that such costs are incurred as part of Landlord's Work, as defined herein and in Exhibit
                                                                         -------
                    B attached hereto;
                    -

                         (j) Landlord's general home office overhead except as
                    it relates specifically to the actual management of the Building;

                         (k) the cost of the initial landscaping of the Building
                    to the extent that such costs are incurred as part of Landlord's Work, as defined herein and in Exhibit B attached
                                                              ---------
                    hereto;

                         (l) the cost of the initial stock of tools and
                    equipment for operation, repair and maintenance of the Building, which shall be included in the cost of the Building, to the extent that such costs are incurred as part of Landlord's Work, as defined herein and in Exhibit B
                                                                 ---------
                    attached hereto;

                         (m) any cost included in Expenses representing an
                    amount paid to a person, firm, corporation or other entity related to Landlord which is in excess of the amount which would have been paid on an arm's length basis in absence of such relationship;

                         (n) any late fees, fines or penalties incurred by
                    Landlord unless caused by Tenant's failure to timely pay for the item;

                         (o) the cost of correcting initial latent defects in
                    the design, construction or equipment of the Building or any latent defect in the Building discovered during the initial five (5) years of this Lease; and

                                        3

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          (p) Landlord's capital stock, transfer, succession, income estate, gift or inheritance taxes.

          Expenses shall be determined based on generally accepted accounting principles and generally accepted management principles, consistently applied.

          "Hazardous Substances" shall mean those substances included within the definitions of any one or more of the terms "hazardous substances," "hazardous materials," "toxic substances," and "hazardous waste," in the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq., (as amended) and any other similar term in any other similar federal, state or local law, statute, ordinance or regulation in effect from time to time during the Term or any extension thereof and applicable to the Premises.

          "Landlord's Work" shall have the meaning set forth in the Workletter, as hereinafter defined, attached hereto and made a part hereof.

          "Lease" shall mean this Lease and all amendments, modifications, supplements and replacements thereto.

          "Legal Requirements" shall mean all laws, statutes, ordinances (including building codes and zoning regulations and ordinances), orders, rules, regulations, directives and requirements of, and the provisions of all licenses, permits (special or otherwise), approvals and certificates issued by, all federal, state, county and city governments, departments, bureaus, boards, agencies, offices, commissions and other subdivisions thereof, or of any official thereof, or of any other governmental, public or quasi-public authority, whether now or hereafter in force, and all requirements, obligations and conditions of all instruments of record, in each case to the extent applicable to the Premises or any part thereof or the sidewalks, curbs or areas adjacent or appurtenant thereto.

          "Manager" shall mean the manager of the Building or any successor, assign or replacement thereof as manager of the Building, which Manager may be an affiliate of Landlord or a third party manager.

          "Rent" shall mean Base Rent, Adjustment Rent and any other sums or charges due by Tenant hereunder.

          "Superior Lease" shall mean any ground or underlying lease of any portion of the Premises, now or hereafter existing, and all amendments, renewals and modifications to any such lease.

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          "Superior Lessor" shall mean any lessor under a Superior Lease, and any successors and/or assigns thereof.

          "Superior Mortgage" shall mean any mortgage or trust deed now or hereafter encumbering fee title to any portion of the Premises and/or the leasehold estate under any Superior Lease, and all amendments, renewals, modifications and replacements thereof.

          "Superior Mortgagee" shall mean any mortgagee or beneficiary under a Superior Mortgage, and any successors and/or assigns thereof.

          "Taxes" shall mean all taxes, assessments and fees, including impact fees, levied upon the Premises, the property of Landlord located therein or the rents collected therefrom, by any governmental entity based upon the ownership of the Premises including all real estate taxes, business and occupation taxes, sales taxes, occupational license taxes and similar charges. Taxes shall not include any net income, capital stock, succession, transfer, franchise, gift, estate or inheritance taxes. For the purpose of determining Taxes for any given year, the amount to be included for such year (a) from special assessments payable in installments shall be the amount of the installments (and any interest) due and payable during such year, and (b) from all other Taxes shall be the amount due and payable in such year.

          "Workletter" shall mean that certain workletter attached as Exhibit B hereto, setting forth the agreement of the parties regarding Landlord's Work.

                                    SECTION 2
                                 DEMISE AND TERM

          2.1 Demise.
              ------

          (a) Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises.

          (b) Landlord's lease of the Premises to Tenant and Tenant's lease of the Premises from Landlord shall be subject to all of the terms, covenants and conditions set forth in this Lease.

          2.2 Term. The Premises shall be leased for a term (the "Term") commencing on the date of this Lease set forth above (the "Effective Date") and expiring on the last day of the tenth (10th) Lease Year (the "Expiration Date"), unless terminated earlier as otherwise provided in this Lease. For purposes hereof, "Lease Year" shall mean each twelve month period commencing with the first day of the calendar month immediately following the Rent Commencement Date (as defined in Section 5.1 herein).

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                                    SECTION 3
                                      RENT

        3.1    Components of Rent. Tenant agrees to pay the following amounts
               ------------------
set forth in subsections (a) and (b) below to Landlord at the office of Landlord as set forth in Section 26 of this Lease or at such other place as Landlord designates from time to time:

        (a)(i) Annual base rent ("Base Rent") shall be paid monthly in equal installments in advance on or before the first day of each month of the Term, without demand.

        (ii) The parties agree that the Base Rent shall be the following. For purposes hereof, Year 1 shall commence on the Rent Commencement Date:

        Year 1:           $1,814,330.00
        Years 2&3:        $1,988,454.00
        Years 4&5:        $2,067,992.00
        Years 6&7:        $2,150,712.00
        Years 8&9:        $2,236,740.00
        Year 10:          $2,326,210.00

        (b) Adjustment rent ("Adjustment Rent") in an amount equal to the Expenses for any calendar year. Prior to the Rent Commencement Date, and for each calendar year thereafter, prior to such calendar year, or as soon as reasonably possible, Landlord shall estimate and notify Tenant of the amount of Adjustment Rent due for such year, and Tenant shall pay Landlord one-twelfth of such estimate on the first day of each month during such year. Such estimate may be revised by Landlord whenever it obtains information relevant to making such estimate more accurate but not more than twice in any calendar year. After the end of each calendar year, Landlord shall deliver to Tenant a report setting forth the actual Expenses and Taxes for such calendar year and a statement of the amount of Adjustment Rent that Tenant has paid and is payable for such year (the "Expense Reconciliation Report"). Landlord shall cause the Expense Reconciliation Report to be delivered to Tenant within ninety (90) days after the end of the applicable calendar year. Within thirty (30) days after receipt of such report, Tenant shall pay to Landlord the amount of Adjustment Rent due for such calendar year minus any payments of Adjustment Rent made by Tenant for such year (an "Expense Deficiency Payment"). In the event that Landlord fails to deliver an Expense Reconciliation Report within the calendar year following the year for which the Expense Reconciliation Report is to be given, Landlord shall thereafter be precluded from recovering any Expense Deficiency Payment from Tenant for the subject year. If Tenant's estimated payments of Adjustment Rent exceed the amount due Landlord for such calendar year and Tenant requests the Expense Reconciliation Report within ninety (90) days after the expiration of the calendar year following the year for which such Report is to be given, Landlord shall apply such excess as a credit against Tenant's other

                                        6

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obligations under this Lease or promptly refund such excess to Tenant if the
Term has already expired.

        3.2    Commencement of Tenant's Obligation to Pay Rent. Tenant's
               -----------------------------------------------
obligation to pay Base Rent and Adjustment Rent hereunder with respect to the Premises shall commence on the Rent Commencement Date.

        3.3    Payment of Rent. The following provisions shall govern the
               ---------------
payment of Rent: (a) if this Lease commences or ends on a day other than the first day or last day of a calendar year or calendar month, respectively, Rent for the year or month in which this Lease so begins or ends shall be prorated and the monthly installments shall be adjusted accordingly; (b) all Rent shall be paid to Landlord without offset, abatement, counterclaim or deduction, except as provided for in this Lease, and the covenant to pay Rent shall be independent of every other covenant in this Lease; (c) any sum due from Tenant to Landlord which is not paid when due shall bear interest from the date due until the date paid at the annual rate of four percentage (4%) points, annualized, above the rate then most recently announced by Bank of America as its prime rate, from time to time in effect, but in no event higher than the maximum rate permitted by law (the "Default Rate"); and, in addition, Tenant shall pay Landlord a late charge equal to five percent (5%) of such payment for any Rent payment which is paid more than five (5) days after notice thereof from Landlord that such payment is overdue (a "Late Charge Notice") (provided, however, that such notice requirement is hereby waived by Tenant from and after such time as (i) a Bankruptcy Event shall have occurred with respect to Tenant or any other event shall have occurred which prohibits or restricts Landlord's right to send a Late Charge Notice to Tenant or (ii) Landlord shall have previously sent two (2) or more Late Charge Notices to Tenant at any time during the Term of this Lease, whereupon such late charge shall be automatically due if a Rent payment is paid more than five (5) days after its due date); (d) [intentionally deleted]; (e) Tenant shall have the right to inspect and/or audit Landlord's accounting records relative to Expenses during normal business hours at any time within one
(1) year following the furnishing to Tenant of the annual Expense Reconciliation Report; and, unless Tenant shall take written exception to any item in any such report within such one (1) year period, such report shall be considered as final and accepted by Tenant; (f) in the event that Tenant shall, pursuant to an inspection or audit performed under the foregoing clause (e), discover any error in Landlord's accounting records relative to Expenses and Taxes which resulted in an overpayment of Adjustment Rent by Tenant, Tenant shall be entitled to a credit against the next payment(s) of Rent becoming due hereunder in the amount of such overcharge to Tenant and, if the amount of such overcharge exceeds three percent (3%) of the total amount of Adjustment Rent paid by Tenant for the applicable period to which such overcharge relates, Tenant shall be entitled to reimbursement from Landlord for the reasonable costs and expenses incurred by Tenant in connection with such inspection or audit (or, if such audit is performed directly by Tenant, the reasonable and customary costs and expenses otherwise chargeable by Tenant in connection therewith if such audit had been performed for a third party), which amount shall be paid by Landlord to Tenant within fifteen (15) days after notice thereof to Landlord and delivery to Landlord of invoices or other reasonable documentation verifying the amount of such

                                        7

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reimbursement, provided, however, that such amount shall not exceed five thousand dollars ($5,000) during any calendar year; (g) in the event of the termination of this Lease prior to the determination of any Adjustment Rent, Tenant's agreement to pay any such sums and Landlord's obligation to refund any such sums (provided Tenant is not in default hereunder) shall survive the termination of this Lease; (h) Landlord may at any time change the fiscal year of the Building; (i) each amount owed to Landlord under this Lease for which the date of payment is not expressly fixed shall be due on the same date as the Rent listed on the statement showing such amount is due; and (j) if Landlord fails to give Tenant an estimate of Adjustment Rent prior to the beginning of any calendar year, Tenant shall continue to pay Adjustment Rent at the rate for the previous calendar year until Landlord delivers such estimate, at which time Tenant shall pay retroactively the increased amount for all previous months of such calendar year.

        3.4  Payment of Taxes. Tenant shall be responsible for the timely
             ----------------
payment of all Taxes accruing on the Premises on and after the Rent Commencement Date. Tenant shall provide Landlord evidence of the payment of Taxes by February 15 of each year, subject to adjustment where the delinquency date is changed by applicable governmental authority, within fifteen (15) days prior to the date they become delinquent. If Tenant fails to pay Taxes when required hereunder, Landlord may pay them on Tenant's behalf and charge Tenant interest at the Default Rate until repaid, unless such failure resulted from Landlord's delay in delivering the tax bill(s) to Tenant.

        (a) Any Taxes relating to a fiscal period of any taxing authority falling partially within and partially outside the Term of this Lease, shall be apportioned and adjusted between the Landlord and the Tenant.

        (b) With the Landlord's consent and cooperation, the Tenant may defer payment of a Tax so long as the validity or the amount thereof is contested by the Tenant with diligence and in good faith. Provided, however, that the Tenant shall furnish to the Landlord a bond in an amount and on terms satisfactory to the Landlord and shall pay the Tax in sufficient time to prevent delivery of a tax deed, or immediately if a foreclosure action is filed. Such contest shall be at the Tenant's sole cost and expense. The Tenant covenants to indemnify and save harmless the Landlord from any costs or expenses incurred by the Landlord as a result of such contest.

        3.5  Capital Reserve Account. (a) Tenant shall pay to Landlord, for each
             -----------------------
calendar year following the Rent Commencement Date during the Term but not during any Renewal Term hereunder, thirty nine thousand four hundred and twenty six dollars ($39,426) (the "Reserve Contribution"). Tenant shall pay an additional twenty-five cents ($.25) for each square foot of 24 Hour Area (as defined below) beyond those shown on Exhibit C hereto. Tenant shall pay
                                     ---------
one-twelfth of the Reserve Contribution on the first day of each month during such year. In no event shall Tenant be obligated to pay more than the Reserve Contribution set forth above.

                                       8

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        (b)   Landlord shall use the Reserve Contribution funds and any interest earned thereon and maintain a segregated capital reserve account ("Capital Reserve") to pay the cost of any item which under generally accepted accounting principles is a capital expense, including lease payments for rental equipment which would constitute a capital expense if purchased rather than leased, and which relates to the maintenance, repair or replacement of the Building structure, the Building's roof or the Building Systems. The Capital Reserve funds may not be used for any costs incurred at the request of Tenant where the item requested is not a Landlord obligation under this Lease. Subject to the foregoing, Landlord may draw on the Capital Reserve at its sole discretion, provided Landlord notifies Tenant within five (5) business days of any such draw. If Landlord's Capital Reserve expenditures exceed in any Lease Year the Tenant's Reserve Contribution for such year, Landlord may use funds in the Capital Reserve to reimburse itself for Capital Reserve deficiencies in prior years or accumulate such funds in subsequent years to pay costs permitted under this Section 3.5. Landlord shall furnish to Tenant an annual statement accounting for the funds in the Capital Reserve and any contributions or expenditures related thereto. Upon the termination or expiration of this Lease and provided Landlord is not in default hereunder, Landlord shall be entitled to all outstanding amounts in the Capital Reserve as of the date of such termination or expiration. If such termination results from Landlord's default, Tenant shall be entitled to all outstanding amounts in the Capital Reserve.

                                   SECTION 4
                           COMPLETION OF THE PREMISES

        4.1   Condition of the Premises Upon Delivery to Tenant. Landlord, at
              -------------------------------------------------
Landlord's sole cost and expense, shall cause Landlord's Work to be substantially complete on or before October 1, 1999 (the "Target Completion Date"). "Substantially complete" shall mean the improvements which make up Landlord's Work can be used for their intended purposes as evidenced by a certificate of substantial completion provided by the project architect and a certificate of occupancy has been issued for the Premises, except for minor details of construction, decoration or adjustment, commonly referred to as "Punch List Items," which do not interfere with Tenant's occupancy of the Premises for its intended uses. The date Landlord's Work is substantially complete is referred to as the "Substantial Completion Date;"; provided, however, the Substantial Completion Date shall not occur prior to the closing of Landlord's purchase of the Premises from Tenant. The certificate of occupancy described above may be a temporary certificate of occupancy as defined in
Section 9(b) of the Workletter. Tenant's remedies for Landlord's failure to achieve the Target Completion Date shall not arise to the extent the delay is attributable to the fault of any Tenant Delays (as defined in the Workletter).


        4.2   Possession. Landlord, at its sole cost and expense, shall cause
              ----------
the Building and Premises to be constructed and completed in accordance with the Workletter and shall deliver possession of the Premises to Tenant on a "turnkey" basis by the Target Completion Date.

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        4.3 Milestone Dates. Landlord shall use its commercially reasonable best
            ---------------
efforts to attain Substantial Completion of the Premises by the Target
Completion Date. Landlord and Tenant agree that the following are "Milestones" and the dates of such Milestones are referred to collectively as the "Milestone Dates" or individually, a "Milestone Date":

        (a) Landlord must give the Contractor "Notice to Proceed" with the Landlord's Work within twenty four (24) hours of the parties' execution of this Lease, and

        (b) Landlord or the Contractor must substantially complete the erection of exterior wall tiltup panels of the Building by the date which is 105 days from the date of this Lease, and

        (c) Landlord or the Contractor must substantially complete the roof of the Building by the date which is 195 days from the date of this Lease, and

        (d) Landlord or the Contractor must substantially complete the windows of the Building by the date which is 270 days from the date of this Lease, and

        (e) Landlord or the Contractor must attain Substantial Completion of the Premises by the Target Completion Date.

        4.4 Failure to Achieve Milestone. If Landlord has not completed a
            ----------------------------
Milestone by the Milestone Date, then Tenant shall give Landlord notice of Landlord's failure to meet a Milestone Date. Upon Landlord's receipt of Tenant's notice, Landlord shall have sixty (60) days (the "Milestone Review Period") to demonstrate to Tenant that despite Landlord's failure to meet a Milestone Date, Landlord shall be able to achieve Substantial Completion as defined in the Workletter attached hereto by a date not later than one hundred twenty (120) days after the Target Completion Date (the "Outside Date"). If Landlord demonstrates during the Milestone Review Period through the signed affidavit of a third party construction manager, or other reasonable means, that notwithstanding past or current delays Landlord can achieve Substantial Completion by the Outside Date, then the Lease shall remain in full force and effect and Landlord and Tenant shall continue to work toward Substantial Completion. If Landlord is unable to demonstrate to Tenant that Landlord can achieve Substantial Completion by the Outside Date, Tenant may, within fifteen
(15) days after the expiration of the Milestone Review Period (the "Termination Period") exercise the remedies set forth in Section 4.6 below.

        Failure of Tenant to terminate the Lease during the Termination Period or failure of Tenant to provide Tenant Improvement Plans (as defined in the Workletter) by December 21, 1998, shall waive Tenant's right to exercise its
Section 4.6 remedies on account of Landlord's failure to fulfill the relevant Milestone Date.

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        4.5 Other Defaults. In addition to the failure to achieve a Milestone
            --------------
set forth in Section 4.4, the following events shall constitute defaults by Landlord permitting Tenant to exercise the remedies set forth in Section 4.6:

        (a) Landlord, despite having given the Contractor notice to proceed, has not materially commenced construction within thirty (30) days from the execution of this Lease;

        (b) Landlord ceases construction for ninety (90) consecutive days after the commencement of construction for causes other than force majeure causes defined in Section 31.9 herein; or

        (c) Landlord commits an event of default under the Superior Mortgage and such default is not cured within the lesser of (i) the cure period set forth in the Superior Mortgage and (ii) thirty (30) days.

        4.6 Tenant Remedies. If an event occurs which entitles Tenant to the
            ---------------
remedies set forth in this Section, Tenant shall give Landlord a notice (the "Termination Notice"). If, prior to delivery of the Termination Notice, Landlord has not purchased the Premises in accordance with the terms and conditions of the Ground Lease, delivery of the Termination Notice shall obligate Landlord to purchase the Premises in accordance with Paragraph 33 of the Ground Lease.

     Upon delivery of the Termination Notice, (i) Landlord shall purchase the Premises, and (ii) Tenant may immediately register the stock of Landlord (the "Shares") in Tenant's name, such Shares being pledged to Tenant hereunder and under that certain Pledge Agreement executed in connection herewith. The Shares shall be free and clear of any liens, encumbrances or other pledges for security purposes other than the lien granted to Tenant as provided in Section 4.7 below. By exercising its rights under this Section 4.6, (A) Tenant shall be bound by any mortgages and other encumbrances on the Land, provided Tenant had previously approved such mortgages or encumbrances in writing, and (B) Tenant shall have released the Shareholders of Landlord (the "Shareholders") from any future obligations arising out of this Lease. Landlord and Tenant shall remain liable for all claims, damages or other liability of Landlord arising under this Lease prior to the date of the Termination Notice. The Shareholders shall execute this Agreement for the purpose of binding them with respect to the covenants contained in Sections 4.6 and 4.7.

        4.7 Security Interest in Shares. To secure their obligations hereunder,
            ---------------------------
the Shareholders, upon the execution of this Lease, hereby grant to Tenant a first security interest in the Shares which shall be primary and not subordinate to any other security interests therein. Tenant shall release such security interest only upon the Substantial Completion of the Premises, the purchase of the Premises in accordance with Paragraph 33 of the Ground Lease and the delivery of the Premises to Tenant as set forth in Section 4 herein. The Shareholders agree that

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they shall not pledge, mortgage or otherwise transfer the Shares to any party other than to Tenant until Tenant releases its security interest in the Shares. Violation of this covenant shall be a default under this Lease for which Tenant may immediately seek remedies without the giving of notice or an opportunity to cure.

        4.8  Failure to Complete by Target Completion Date. If Landlord fails
             ---------------------------------------------
for any reason other than a delay caused by Tenant to achieve Substantial Completion of the Premises by the Target Completion Date, Landlord shall reimburse Tenant, on a monthly basis, from the Target Completion Date until the earlier of (a) the date of Substantial Completion or (b) the date of the Termination Notice set forth in Section 4.6, for (i) the holdover rents Tenant may be required to pay to Tenant's current landlord at Pen West Office Park in Sarasota (the "Current Premises") (or a landlord of any substitute premises if Tenant is required to leave the Current Premises), if such holdover rate for the Current Premises or rental in any substitute premises exceeds the rents now being paid in the Current Premises; provided, however, Landlord shall not be obligated to reimburse Tenant for the first fifteen (15) days of holdover rent and provided further that Landlord's liability shall not exceed One Hundred and Fifty Thousand Dollars ($150,000) per month, (ii) the costs Tenant reasonably incurs to move to any temporary substitute premises and all reasonable expenses which are incurred by Tenant in connection with such move, and (iii) any other costs Tenant reasonably incurs directly arising out of Landlord's failure to achieve Substantial Completion by the Target Completion Date.

        4.9  Ground Lease Termination. If the Ground Lease is terminated as a
             ------------------------
result of Landlord's default thereunder, this Lease shall terminate automatically as of the termination of the Ground Lease.

        4.10 Early Completion and Delivery. The Tenant Improvement Allowance
             -----------------------------
shall be reduced by Seventeen Thousand Five Hundred Dollars ($17,500) per week for each "Accelerated Floor" delivered to Tenant, from the delivery of the floor until the Target Completion Date. An "Accelerated Floor" shall mean each entire floor in the Building that Landlord delivers to Tenant prior to the Target Completion Date (i) in a condition whereby the improvements comprising Landlord's Work on such floor can be used for their intended purposes (as evidenced by a certificate of substantial completion delivered to Tenant by the project architect) or (ii) in a condition whereby the Tenant's Work can be commenced therein and where Tenant does, in fact, commence Tenant's Work on such floor. Upon completion of Tenant's Work on a floor, Tenant may occupy such floor for the uses allowed herein once a certificate of occupancy is obtained for such floor. In no event shall the Tenant Improvement Allowance be reduced more than One Hundred Fifty Thousand Dollars ($150,000) in the aggregate for early delivery of the Building's floors. Landlord shall furnish Tenant with notice that Landlord will deliver a certificate from its architect at least forty-eight
(48) hours prior to the delivery of the certificate.

                                   SECTION 5
                             RENT COMMENCEMENT DATE

        5.1 Rent Commencement Date. Notwithstanding the Effective Date of this
            ----------------------
Lease (and subject to the provisions of Section 4 hereof and any rent abatement or offset rights of Tenant explicitly provided for herein, if applicable), Tenant's obligation hereunder to pay Rent in respect of the Premises shall commence on the date which is thirty (30) days after the Substantial Completion Date (the "Rent Commencement Date").

                                    SECTION 6
                                       USE

        6.1 Use of the Premises. Tenant agrees that it shall occupy and use the
            -------------------
Premises for general office purposes and all uses customarily or incidentally related thereto. Landlord and Tenant acknowledge that the areas of the Premises designated on Exhibit C hereto (the "24 Hour Areas") shall be used for
              ---------
round-the-clock operations; Tenant shall notify Landlord if Tenant wishes to expand the 24 Hour Areas beyond those shown on Exhibit C hereto.
                                               ---------

                                   SECTION 7
                              COMPLIANCE WITH LAWS

        7.1 Tenant's Obligations. From and after the Substantial Completion
            --------------------
Date, Tenant shall comply with all federal, state and municipal laws, ordinances and regulations and all covenants, conditions and restrictions of record applicable to Tenant's use or occupancy of the Premises. Without limiting the foregoing, Tenant shall not cause, nor permit, any Hazardous Substances to be brought upon, produced, stored, used, discharged or disposed of in, on or about the Premises without the prior written consent of Landlord (other than the storage and/or use of such Hazardous Substances in de minimis amounts which may be present in standard office supplies used in the normal course of Tenant's business) and then, in any such case, only in compliance with all applicable Environmental Laws. Without limiting the generality of the foregoing, Tenant shall not use, occupy or permit the Premises or any part thereof to be used in any manner, or permit anything to be brought into or kept therein, which would
(a) violate the provisions of any Superior Lease or Superior Mortgage, (b) interfere with or impair the Building Systems and equipment or the proper cleaning, rubbish removal, heating, ventilating, air conditioning or other services of the Building or the Premises, or (c) violate any Legal Requirement.

        7.2 Permits. If any governmental license or permit, other than a
            -------
Certificate of Occupancy shall be required for the proper and lawful occupancy of the Premises and if failure to secure such license or permit would in any way adversely affect Landlord or the Premises, then Tenant, at its sole expense, shall procure and deliver a copy of such license or permit to Landlord and thereafter maintain such license or permit. Tenant shall at all times comply with the provisions of each such license and permit.

        7.3 Landlord's Obligations. During the Term, Landlord shall, at its sole
            ----------------------
cost and expense, comply with all Legal Requirements (including, without limitation, the Americans With Disabilities Act ("ADA")) that may require structural or nonstructural modifications to be performed to the Premises, including, but not limited to, modifications to air quality or power generation in the Building; provided, however, that Tenant shall, at its sole cost and expense, be responsible for compliance with all Legal Requirements in completing the Tenant's Work (as defined in the Workletter) or where such Legal Requirements specifically apply solely by reason of the Tenant's particular use of the Premises or the installation by Tenant of any alterations to the Premises. Landlord hereby represents and warrants that, as of the Substantial Completion Date, the Premises shall fully comply with all existing Legal Requirements.

        7.4 Environmental Laws. Landlord represents and warrants that, to the
            ------------------
best of its knowledge solely based on the Report of Regulatory Review dated December 1996, Report of Phase I Environmental Site Assessment dated December 1996 and Report of Limited Phase II Environmental Site Assessment dated February 1997, prepared by Law Engineering and Environmental Services, Inc. (the "Reports"), and the representations and warranties of Tenant contained in that certain Ground Lease between Tenant and Landlord dated the date hereof, the Premises have not been used for the production, release or disposal of hazardous or toxic wastes or materials as defined by any federal, state or local law, ordinances or regulation relating to environmental conditions, including but not limited to, soil and groundwater conditions, and that Landlord has not generated, stored, handled or otherwise dealt with a hazardous or toxic waste, substance or material. Tenant acknowledges that it is aware of the environmental status, as described in the Reports, of the property being sold by Tenant to Landlord pursuant to the terms and conditions of the Ground Lease discussed immediately above, as well as the issues, to the extent described in the Reports, regarding the Loral property. Landlord shall at its sole cost and expense comply, and take all necessary actions to cause the Premises to comply, with all applicable federal, state and local requirements relating to the protection of public health, safety and welfare, and with all applicable Environmental Laws relating to the Premises. Landlord is responsible for, and agrees to hold harmless, indemnify and defend Tenant from any and all claims, costs and liabilities related to the presence of toxic or hazardous substances in or on the Premises or the Building caused by Landlord. Tenant shall comply, and take all necessary actions to cause its operations on the Premises to comply, with all applicable federal, state and local requirements relating to the protection of public health, safety and welfare, and with all applicable Environmental Laws relating to the Premises, and shall indemnify Landlord from any and all costs, claims and liabilities related to the presence of toxic or hazardous substances in or on the Premises or Building caused by Tenant, except as may be provided in the Ground Lease.

                                   SECTION 8
                              CONDITION OF PREMISES

        8.1 Satisfactory Condition. Tenant's acceptance of the Premises on the
            ----------------------
Substantial Completion Date shall be conclusive evidence that the Premises were in good order and satisfactory condition when Tenant took possession, subject to Punch List Items for Landlord's Work not yet completed and latent defects not discoverable from a visual inspection.

                                   SECTION 9
                                BUILDING SERVICES

        9.1 Basic Services. (a) Landlord shall furnish the following services:
            --------------
(i) heating, ventilating and air conditioning to provide a temperature condition and humidity control required for comfortable occupancy of the Building as follows:

     The external design conditions will be based on ASHRAE recommendations for Sarasota, Florida: 92F dry bulb and 77F wet bulb for summer; 43F dry bulb for winter. The interior design conditions will be based on 75F dry bulb and 50% relative humidity for cooling operation and 70F for heating operation. (Relative humidity is not controlled). Office average loads will be based on: 2.0 watts/SF for lighting; 6.0 watts/SF for power; 90 SF/person of net office space at 250 Btuh sensible and 200Btuh latent per person, 20 cfm of outside air per person. Office envelope elements: R20 roof insulation with light color membrane; R13 wall insulation with a medium color finish. Glass at the exterior wall will have a minimum shading coefficient of 0.17, except doors;

(ii) water for drinking, and water for any private restrooms or office kitchen requested by Tenant; and (iii) passenger elevator service (in common with Landlord and other tenants of the Building, if any), twenty-four (24) hours a day, seven (7) days a week. Landlord shall allow Tenant access to the Premises twenty-four (24) hours a day, seven (7) days a week.

        (b) In the event that Landlord fails to perform as required under Subsection 9.1(a) hereof, Landlord shall have fifteen (15) days after notice from Tenant to commence performing such obligations. If Landlord shall fail to commence to perform such obligations within such fifteen (15) day period, Tenant may, upon notice to Landlord, perform such obligations of Landlord. In the event Tenant performs such obligations, Landlord shall reimburse Tenant for Tenant's reasonable costs thereof ("Tenant's Maintenance Costs") within thirty (30) days after Tenant delivers to Landlord invoices for Tenant's Maintenance Costs or such other supporting documentation as may be reasonably requested by Landlord. In the event Landlord fails to so reimburse Tenant, Tenant may set off the amount of unreimbursed Tenant's Maintenance Costs and interest thereon at the Default Rate from the next due payment(s) of Rent becoming due hereunder; provided, however, no offset amount may exceed fifteen percent (15%) of the total Rent due Landlord in any single month. If, because of the foregoing limit, Tenant cannot offset the entire amount of such judgment plus the interest thereon prior to the expiration of the Term, the fifteen percent (15%) cap shall not apply and Tenant shall deduct monthly from Rent an amount which shall amortize the judgment and interest accruing thereon over the balance of the Term.

     9.2 Electricity. The Building shall be separately metered for electrical
         -----------
use. Electricity shall be provided by the electric utility company serving the Building; and Landlord shall permit Landlord's wire and conduits, to the extent available, suitable and safely capable, to be used for such distribution. Any additional feeders, risers or other equipment necessary to supply Tenant's electrical requirements, upon written request of Tenant, will be installed by Landlord, as part of Landlord's Work, at the sole expense of Tenant. Tenant covenants and agrees that at all times its connected load shall never exceed the capacity of the then existing risers or wiring installations allocable to the Premises. In no event shall Tenant install any fixtures, equipment or machines the use of which, if used in addition to facilities existing at the time of such installation, would result in an overload of the electrical circuits servicing the Building. All electricity used during the performance of janitor service, or the making of any alterations or repairs in the Building or the operation of any special air conditioning systems serving the Premises shall be billed to and paid for by Tenant. Notwithstanding anything to the contrary set forth in
Section 9.2 or elsewhere in this Lease, Landlord and Tenant hereby acknowledge that legislative/regulatory changes have been proposed and may be enacted or promulgated during the Term which will affect the utility industry and may provide Landlord and Tenant with opportunities to reduce charges for electric service through direct access to sources of power other than the current electric utility. In the event Tenant desires to purchase power directly from these alternative sources during the Term, Tenant shall have the right and option to do so, and Landlord will use reasonable efforts to assist Tenant in connection therewith, provided that such direct purchase shall not result in capital costs to be incurred by Landlord. In general, Tenant shall pay for any electricity, gas, water, sewer, heat, cable service or other utility or telecommunication service used in the Premises.

     9.3 Telecommunications. Tenant shall arrange for telecommunications service
         ------------------
directly with one or more of the companies providing such services and shall be solely responsible for paying for such service. In no event does Landlord make any representation or warranty with respect to telecommunications service in the Building, and Landlord shall have no liability with respect thereto. Landlord shall not charge any fees to any telecommunications services company chosen by Tenant for access to or service in the Building.


     9.4 Additional Services. Landlord shall not be obligated to furnish any
         -------------------
services other than those stated above. If Landlord elects to furnish services requested by Tenant in addition to those stated above (including services at times other than those stated above), Tenant shall pay one hundred percent (100%) of Landlord's actual cost to furnish such services. If Tenant shall fail to make any such payment, Landlord may, without notice to Tenant and in addition to all other remedies available to Landlord, discontinue any additional services. No discontinuation of any such additional service shall result in any liability of Landlord to Tenant or be considered as an eviction or a disturbance of Tenant's use of the Premises.

     9.5 Tenant Approval Rights. With respect to all maintenance contracts to be
         ----------------------
entered into by Landlord for the Premises, Landlord shall obtain three (3) bids, unless waived in writing by Tenant, for each such contract from contractors or assembly approved by Tenant and shall select the service provider who, in the opinion of the Manager, best combines the highest level of service with the lowest price.

     9.6 Failure or Delay in Furnishing Services.
         ---------------------------------------

     (a) Landlord reserves the right to interrupt, reduce, curtail or suspend the services furnished by Landlord when necessity therefor arises by reason of required maintenance, accident, labor dispute, riot, insurrection, emergency, mechanical breakdown, acts of God, or when required by any Legal Requirement, or for any other cause beyond the reasonable control of Landlord. In non-emergency situations, Landlord shall furnish Tenant with twenty-four (24) hour prior notice of any reduction in services. Tenant agrees that Landlord shall not be liable for damages for failure or delay in furnishing any service stated above if such failure or delay is caused, in whole or in part, by any one or more of the events stated in the foregoing sentence or other force majeure event described in subsection 31.9 below, nor shall any such failure or delay be considered to be an eviction or disturbance of Tenant's use of the Premises, or relieve Tenant from its obligation to pay any Rent when due or from any other obligations of Tenant under this Lease.

     (b) Notwithstanding the provisions contained in Subsection (a) above, or elsewhere in this Lease, in the event that Building services are interrupted rendering all or any portion of the Building untenantable and Tenant actually ceases operations of its business in the affected portion of the Building as a result thereof, then (i) if such condition continues for a period of more than five (5) consecutive business days, Tenant shall be entitled to an abatement of Rent until the earlier of the date on which (x) such services are restored in a manner fit for Tenant's use of the Premises, and (ii) if such services are interrupted for more than ninety (90) days for the entire Building, Tenant shall have the absolute right to terminate this Lease, unless such interruption is the result of casualty, in which case Section 15.2 below shall control.

     9.7 Tenant's Services. Tenant shall contract and be responsible for all
         -----------------
janitorial, window washing and landscaping services provided for the Premises. Tenant shall also contact and be responsible for the security system and security staff for the Building. Tenant may, at its discretion, install a guard booth, security gates, landscape barriers or other security devices, the design of which shall be subject to Landlord's reasonable approval. Any failure of these services shall not apply to Section 9.6 above, it being expressly recognized that Landlord shall have no liability in connection with services for which Tenant is solely responsible.

     9.8  Parking. Tenant shall have the right to designate parking spaces in
          -------
any parking facilities serving the Building for special use vehicles, Tenant guests or other organizational needs at Tenant's discretion.

                                   SECTION 10
                       CERTAIN RIGHTS RESERVED TO LANDLORD

     10.1 Landlord Rights. Landlord reserves the following rights: (a) to make
          ---------------
repairs, decorations, alterations, additions, or improvements, whether structural or otherwise, in and about the Premises, and for such purposes to enter upon the Premises, temporarily close doors, corridors and other areas in the Building provided reasonable access to the Building is maintained; (b) to retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises; and (c) to show or inspect the Premises at reasonable times, provided Landlord, its agents or representatives shall provide Tenant with not less than twenty-four (24) hour advance written notice in each instance prior to its entry upon the Premises, except in cases of emergency. In cases of emergency, Landlord shall use its best efforts to notify Tenant prior to entering upon the Premises. Tenant shall have the right to accompany Landlord, its agents or representatives upon any such entry upon the Premises. Landlord's right to enter shall include the right to show the Premises to prospective tenants in the last year of the Lease, and, if vacated or abandoned, to prepare the Premises for reoccupancy. Notwithstanding the foregoing, and subject to the other provisions of this Lease, Landlord in connection with any action taken pursuant to this Subsection 10.1, shall not materially interfere with Tenant's use and enjoyment of the Premises. All Landlord employees or agents entering into the Premises, except in an emergency, shall conduct themselves in accordance with any of Tenant's rules of conduct, provided Landlord has been given notice of such rules, and Tenant's security system.

                                   SECTION 11
                             MAINTENANCE AND REPAIRS

     11.1 Tenant. Tenant, at its expense, shall maintain and keep the interior
          ------
of the Building in good order and repair at all times during the Term following the Substantial Completion Date and perform the Tenant services set out in
Section 9.7. In the event of a default by Tenant of its obligations under the foregoing sentence, Landlord shall, at Landlord's option, perform any maintenance or make any repairs to the Building as Landlord shall deem necessary or desirable. Landlord shall also (a) perform any maintenance or make any repairs to the portions of the Premises other than the Building as Landlord shall desire for the safety, operation or preservation of the Premises, and (b) perform any maintenance or make any repairs to the Premises as Landlord (x) shall deem necessary for the safety, operation or preservation of the Premises or (y) may be required or requested to do by the County of Sarasota or by the order or decree of any court or by any other proper authority. Tenant shall reimburse Landlord for any such maintenance or repairs of the Premises pursuant to this Section 11.1. All repairs, restorations and replacements performed by Tenant or at Tenant's direction shall be in conformity with the provisions of this Lease and shall be of a quality and class at least equal to the original work or installations or, if higher, the then standards for the Premises established by Landlord and, in either case, shall be done in a good and workmanlike manner. If Tenant, after written notice from Landlord, fails to meet its obligations under this subsection, Landlord may complete such obligations in a manner consistent with a first-class office building in metropolitan Sarasota and Tenant shall reimburse Landlord for the cost of completing same upon receipt of an invoice from Landlord for the work or repairs, plus interest from the date of payment by Landlord until payment by Tenant, at the Default Rate.

     11.2 Landlord. Landlord shall maintain and repair the Building's exterior
          --------
walls, the public areas of the Premises including parking lots and parking lot lighting, the Building's structure, foundation and roof, the Building's systems, including HVAC systems, electrical systems including the emergency generator for the Building, plumbing, fire protection system and elevators and all other mechanical systems, in a manner required to keep the Building and Premises in accordance with all federal, state and local requirements and shall make all necessary maintenance and structural repairs to the Building to keep the Building in the condition of a first-class office building in the metropolitan area of Sarasota, normal wear and tear excepted. If Landlord, after written notice from Tenant, fails to meet its obligations under this subsection, Tenant may complete such obligations as provided for in Section 9.1(b) above.

                                   SECTION 12
                                   ALTERATIONS

     12.1 Requirements. (a) Tenant shall not make any replacement, alteration,
          ------------
improvement or addition to or removal from the Premises (collectively an "alteration") without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Landlord shall respond to Tenant's requests for approval for alterations from time to time within a reasonable period of time (taking into consideration, among other factors, the complexity and scale of the proposed alterations) and, if Landlord withholds consent to any proposed alterations, Landlord shall provide a written response to Tenant setting forth the reasons therefor. Notwithstanding anything contained to the contrary herein, Tenant shall, without Landlord's consent, have the right to make improvements or minor decorations within the Premises, employing contractors selected by Tenant, provided such improvements or decorations are in keeping with the standards of Tenant's existing Premises and do not affect the structure of the Building or any Building systems for which Landlord has maintenance responsibility. In the event Tenant proposes to make any alteration requiring Landlord's consent hereunder, Tenant shall, prior to commencing such alteration, submit to Landlord for prior written consent: (i) detailed plans and specifications; (ii) the names, addresses and copies of contracts for all contractors; (iii) all necessary permits evidencing compliance with all applicable governmental rules, regulations and requirements; (iv) certificates of insurance in form and amounts reasonably required by Landlord (including, without limitation, workers' compensation insurance and additional personal injury and property damage insurance over and above the insurance required to be carried by Tenant pursuant to Subsection 13.1 hereof) naming Landlord, its managing agent, and any other parties designated by Landlord as additional insureds; and (v) all other documents and information as Landlord may reasonably request in connection with such alteration.

          (b) Neither approval of the plans and specifications nor supervision of the alteration by Landlord shall constitute a representation or warranty by Landlord as to the accuracy, adequacy, sufficiency or propriety of such plans and specifications or the quality of workmanship or the compliance of such alteration with applicable law. Landlord may, as a condition of its approval, require Tenant to remove any non-standard office fixtures or equipment at the expiration of the Term. Tenant shall repair, at its sole cost and expense, any damage caused by the removal of such non-standard office fixtures or equipment. The provisions of subsection (e) below shall apply to all non-standard office fixtures and equipment.

          (c)  Tenant shall pay the entire cost of the alteration.

          (d) Each alteration shall be performed in a good and workmanlike manner, in accordance with the plans and specifications approved by Landlord, and shall meet or exceed the standards for construction and quality of materials established by Landlord for the Building. In addition, each alteration shall be performed in compliance with all applicable Legal Requirements and shall be performed at such times and in such manner as Landlord may from time to time reasonably direct. Each alteration shall be compatible with Building systems.

          (e) Each alteration, whether temporary or permanent in character, made by Landlord or Tenant in or upon the Premises (excepting only Tenant's furniture, equipment and trade fixtures) shall become Landlord's property and shall remain upon the Premises at the expiration or termination of this Lease without compensation to Tenant. If Tenant installs any alteration without Landlord's consent, or if a permitted condition of such consent was removal, Landlord may, without waiving any other rights or remedies hereunder against Tenant for such breach of the lease, also designate the removal of such alterations at Tenant's expense.

          (f) Upon completion of the work, other than decorations, Tenant shall deliver to Landlord two complete sets of construction documents and plans (one set being printed on Mylar) and all certificates indicating final approval thereof from all governmental and insurance authorities having or asserting jurisdiction from which approvals may be required.

          12.2 Selection of Contractors and Subcontractors. Tenant's selection
               -------------------------------------------
of a general contractor and any subcontractors to construct any alterations and any replacement thereof from time to time, shall be subject to the reasonable consent of Landlord, which consent shall not be unreasonably withheld or delayed.

          12.3  Liens. Upon completion of any alteration, Tenant shall promptly
                -----
furnish Landlord with sworn owner's and contractors' statements and full and final waivers of lien covering all labor and materials included in such alteration if requested by Landlord. Tenant shall not permit any mechanic's lien to be filed against the Premises, or any part thereof, arising out of any alteration performed, or alleged to have been performed, by or on behalf of Tenant. If any such lien is filed, Tenant shall within thirty (30) days thereafter have such lien released of record or deliver to Landlord a bond in form, amount, and issued by a surety satisfactory to Landlord, indemnifying Landlord against all costs and liabilities including interest at the Default Rate resulting from such lien and the foreclosure or attempted foreclosure thereof. If Tenant fails to have such lien so released or to deliver such bond to Landlord, Landlord, without investigating the validity of such lien, may pay or discharge the same and Tenant shall reimburse Landlord upon demand for the amount so paid by Landlord, including Landlord's expenses and attorneys' fees and interest at the Default Rate.

                                   SECTION 13
                                    INSURANCE

          13.1  Tenant's Insurance. (a) Tenant, at its sole cost and expense but
                ------------------
for the mutual benefit of Landlord (when used in this Section 13 the term "Landlord" shall include Landlord's partners, beneficiaries, officers, agents, servants and employees and the term "Tenant" shall include Tenant's partners, beneficiaries, officers, agents, servants and employees), agrees to purchase and keep in force and effect during the Term hereof, including any renewal term, the following insurance coverage:

          (i) Comprehensive general liability insurance protecting against personal injury and property damage. Any basic policy and any umbrella policy evidencing Tenant's liability insurance shall be written (a) in an aggregate amount of not less than $5,000,000 combined single limit per occurrence; (b) with contractual liability coverage for Tenant's liability (including indemnifications) under this Lease; and (c) with an endorsement naming Landlord and, if required, Landlord's agents, all Superior Mortgagees and Superior Lessors as additional insureds;

          (ii) casualty insurance covering the Building and all machinery, equipment and other personal property used in connection with the Building (including leasehold improvements or the property of any tenants of the Building) insuring against the perils covered by fire and extended coverage insurance, in an amount not less than the then current replacement value of the Building;

          (iii) Property insurance protecting against fire and other casualty covering all alterations, additions, within the Premises, and on all personal property located in the Premises. Any policy evidencing Tenant's property insurance shall be written (a) with endorsements for extended coverage, vandalism and malicious mischief; and
     (b) insuring full replacement value;

          (iv) Rent loss insurance covering a loss of rents equal to 100% of Rent for a twelve (12) month period;

          (v) Coverage for loss, liability, personal injury, damage or death due to explosion of boilers or other pressure vessels; and

          (vi)  any other insurance reasonably required by the Superior
     Mortgagee.

If Tenant fails to obtain any of the above policies or coverage, Landlord may obtain such coverage at Tenant's expense.

          (b) Tenant's liability insurance and Tenant's property insurance shall be written by insurers of recognized responsibility licensed to do business in the State of Florida. Such insurance may be evidenced by blanket insurance policies of Tenant. Tenant may self-insure deductibles up to an amount of $1,000,000 in the aggregate except for the coverage set forth in 13.1(a)(ii) above.

          (c) Tenant shall, promptly after the commencement of the Term, furnish to Landlord certificates evidencing such coverage, which certificates shall state that such insurance coverage may not be changed or canceled or failed to be renewed without at least ten (10) days' prior written notice to Landlord and Tenant.

          (d) It is the intention of the parties hereto that the Tenant shall procure, maintain in force at all times, pay for and deliver to the Landlord all of the insurance hereinabove referred to at such times and in such manner that the Landlord's interest in the Premises shall at all times during the term hereof be protected and evidenced by, and the Landlord shall be in possession of, valid and binding insurance as herein required. All renewal binders or policies shall be delivered to the Landlord not less than thirty (30) days prior to the expiration of the policy or policies to be renewed.

          (e) Unless and to the extent otherwise required by the Landlord at the time of any loss, the loss, if any, under any or all of the policies provided for under Section 13.1 hereof, shall be adjusted with the insurance company or companies by and at the cost of the Tenant, but if the loss shall be in excess of Twenty Thousand ($20,000.00) Dollars, no final adjustment shall be made with the insurance company or companies without the written approval of the Landlord of the amount of the adjustment. The proceeds of any insurance policy shall, subject to the provisions of a Superior Mortgage, belong to the party expending funds for restoration with any excess being payable to the named insured.

          13.2 Compliance with Insurance Requirements. Tenant shall not do or
               --------------------------------------
permit to be done any act or thing in or upon the Premises which will invalidate or be in conflict with the terms of any insurance policies covering the Premises and the fixtures and property therein. Tenant shall not do or permit anything to be done in or upon the Premises or bring or keep anything therein or use the Premises in a manner which would result in the cancellation of any policy of such insurance or the assertion of any defense by the insurer to any claim under any policy of insurance maintained by Tenant and for the benefit of Landlord.

          13.3 Risk of Loss. Notwithstanding anything in this Lease to the
               ------------
contrary or in this Section 13, Landlord and Tenant intend that the risk of loss or damage as described above be borne by responsible insurance carriers to the extent above provided, and Landlord and Tenant hereby agree to look solely to, and to seek recovery only from, the insurance carriers in the event of a loss of a type described above ("Insured Losses") to the extent that such coverage is agreed to be provided hereunder. For this purpose, any applicable deductible amount shall be treated as though it were recoverable under such policies. Landlord and Tenant agree that applicable portions of all monies collected from such insurance shall be used toward the full compliance with the obligations of Landlord and Tenant under this Lease in connection with damage resulting from fire or other casualty. Landlord and Tenant each hereby release and waive all right of recovery against the other, and its respective agents, employees, partners, officers, directors, shareholders and anyone claiming through or under each of them for any loss or damage caused by fire or casualty, whether or not such fire or casualty shall have been caused by the fault or negligence of the other party.

          13.4 Indemnification. (a) Subject to the limitations set forth above
               ---------------
in Section 13.3, Tenant shall indemnify and defend Landlord, its partners, members, employees and agents and save them harmless from and against any and all loss and against all claims, actions, damages, liability and expenses, in connection with loss of life, bodily and personal injury, or property damage arising from any occurrence in, upon or at the Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees or invitees or by anyone permitted to be on the Premises by Tenant, except to the extent caused by the gross negligence or willful misconduct of Landlord, its partners, members, employees or agents. In case Landlord, its partners, members, employees or agents shall be made a party to any litigation commenced by or against Tenant, Tenant shall indemnify, defend and hold them harmless and shall pay all costs, expenses, and reasonable attorneys' fees incurred or paid by them in connection with such litigation. The obligations assumed herein shall survive the expiration or sooner termination of this Lease.

          (b) Subject to the limitations set forth above in Section 13.3, Landlord shall indemnify and defend Tenant, its partners, members, employees and agents and save them harmless from and against any and all loss and against all claims, actions, damages, liability and expenses, in connection with loss of life, bodily and personal injury, or property damage arising from any occurrence in, upon or at the Premises occasioned wholly or in part by the gross negligence or willful misconduct of Landlord, its partners, members, agents, contractors, employees or invitees or by anyone permitted to be on the Premises by Landlord, except to the extent caused by the gross negligence or willful misconduct of Tenant, its partners, members, employees or agents.

     In case Tenant, its partners, members, employees or agents shall be made a party to any litigation commenced by or against Landlord as a result of any alleged act or omission by Landlord and not any alleged act or contributory negligence of Tenant, Landlord shall indemnify, defend and hold them harmless and shall pay all costs, expenses, and reasonable attorneys' fees incurred or paid by them in connection with such litigation to the extent such costs are not covered by insurance required herein.

     The obligations assumed in this subsection (b) shall survive the expiration or sooner termination of this Lease.

          (c) If Landlord or Tenant or their respective agents, invitees or employees are only partially responsible for any such liability, damage, expense or cause of action, then the indemnification under this Section 13 shall apply only to that portion of culpable conduct attributable to Landlord or Tenant (or their respective agents, invitees or employees), as the case may be.

                                   SECTION 14
                    TENANT'S AND LANDLORD'S RESPONSIBILITIES

          Except as expressly provided in the Ground Lease, to the extent permitted by law, Tenant shall assume the risk of responsibility for, have the obligation to insure against, and indemnify Landlord and hold it harmless from, any and all liability for any loss of or damage or injury to any person (including death resulting therefrom) or property occurring in or on the Premises, regardless of cause, except for any loss or damage caused by the gross negligence or willful misconduct of Landlord, and its employees and agents, and Tenant hereby releases Landlord from any and all liability for same.

                                   SECTION 15
                             FIRE OR OTHER CASUALTY

          15.1 Substantial Destruction of the Building. If, following the
               ---------------------------------------
Substantial Completion Date, the Building should be substantially destroyed by fire or other casualty, either party hereto may at its option, terminate this Lease by giving written notice thereof to the other party within thirty (30) days of such casualty. In such event, Rent shall be apportioned to and shall cease as of the date of such casualty. As used herein "substantially destroyed" shall mean the destruction of that portion of the Building which in the sole discretion of Landlord and the Superior Mortgagee make reconstruction impractical. Notwithstanding the foregoing, Landlord shall have no duty pursuant to this subsection to repair or restore any portion of the alterations, additions or improvements owned or made by Tenant in the Premises, or any personal property of Tenant, or to expend for any repair or restoration amounts in excess of the insurance proceeds available for repair or restoration provided that Tenant has maintained insurance in amounts not less than the amounts required pursuant to Subsection 13.1 hereof. All insurance proceeds paid to Tenant in connection with such casualty shall be placed in a construction escrow at a title company acceptable to both parties and the Superior Mortgagee until the disposition of such proceeds is decided in accordance with the provisions of this Section.

          (b) Notwithstanding the above, if any casualty to the Building occurs during the last twelve (12) months of the Term of this Lease, either party hereto shall have the right to terminate this Lease as of the date of the casualty, which right shall be exercised by written notice to be given by either party to the other party within thirty (30) days therefrom. If this right is exercised, Rent shall be apportioned to and shall cease as of the date of the casualty. Notwithstanding the foregoing, if Tenant has exercised a right to renew the Lease prior to the occurrence of the casualty, Section 15.1 shall apply.

          (c) In the event Landlord undertakes reconstruction or restoration of the Building and/or Premises, Landlord shall use reasonable diligence in completing such reconstruction repairs, but in the event Landlord fails to substantially complete the same within one hundred eighty (180) days from the date of the receipt of insurance proceeds, except as a result of any of the occurrences set forth in Subsection 31.9 below, Tenant may, at its option, terminate this Lease upon giving Landlord thirty (30) days written notice to that effect, unless the repairs are completed within said notice period, whereupon Tenant shall assign all insurance proceeds to Landlord (except those for Tenant's personally) and both parties shall be released from all further obligations and liability hereunder. If the repairs are completed within the 30 day notice period, Tenant's election to terminate shall be null and void.

                                   SECTION 16
                                  CONDEMNATION

          16.1 Full Taking. If, following the Substantial Completion Date, all
               -----------
or substantially all of the Premises shall be taken, or a portion of the Building shall be taken so as to prohibit the operation of Tenant's business substantially as conducted prior thereto (a "Full Condemnation"), this Lease shall cease and terminate on the date on which title to the portion of the Premises so taken shall vest in the condemning authority. If this Lease so terminates, Rent shall be paid through and apportioned as of the date of such condemnation.

          16.2 Partial Taking. If, following the Substantial Completion Date, a
               --------------
portion of the Premises or Building shall be taken and, notwithstanding such taking, Tenant can continue to operate its business substantially as conducted prior thereto (a "Partial Condemnation"), this Lease shall continue in effect as to the untaken portion and Tenant shall continue to pay all Rent as required hereunder subject to a reduction in Base Rent and Adjustment Rent in proportion to the portion of the Premises so taken. In the event of a Partial Condemnation, Landlord shall promptly restore the portion not taken to the extent reasonably possible to the condition existing prior to the condemnation. In such event, however, Landlord shall not be required to expend an amount in excess of the proceeds received by Landlord from the condemning authority.

          16.3 Condemnation Awards. Following the Substantial Completion Date,
               -------------------
Landlord reserves all rights to compensation for any Full Condemnation or Partial Condemnation, except that Tenant may separately prosecute any claim it may have for Tenant's alterations, fixtures and personal property within the Premises and its moving expenses (if they are compensable) provided such prosecution does not interfere with or reduce Landlord's compensation. Tenant hereby assigns to Landlord any right Tenant may have to such compensation, and Tenant shall make no claim against Landlord or the condemning authority for compensation for termination of the leasehold interest of Tenant under this Lease or interference with Tenant's business.

          16.4 Temporary Taking. If, following the Substantial Completion Date,
               ----------------
the temporary use or occupancy of all or any part of the Premises shall be lawfully taken by condemnation or in any other manner for any public or quasi-public use or purpose during the Term of this Lease, Tenant shall be entitled, except as hereinafter set forth, to receive that portion of the award for such taking which represents compensation for the use and occupancy of the Premises during the Term and, if so awarded, for the taking of Tenant's alterations, fixtures and personal property within the Premises and for moving expenses, and Landlord shall be entitled to receive that portion which represents reimbursement for the use and occupancy of the Premises following the expiration of the Term. This Lease shall be and remain unaffected by such taking and Tenant shall continue to be responsible for all of its obligations hereunder insofar as such obligations are not affected by such taking and shall continue to pay in full the Base Rent and Adjustment Rent when due. All moneys received by Tenant as, or as part of, an award for the temporary use and occupancy for a period beyond the date to which the rents hereunder have been paid by Tenant shall be delivered to Landlord and applied by Landlord in payment of the rents falling due hereunder.

                                   SECTION 17
                            ASSIGNMENT AND SUBLETTING

          17.1 Landlord's Consent. Tenant shall not, without the prior written
               ------------------
consent of Landlord (which consent shall not be unreasonably withheld or delayed as provided in Subsection 17.2 hereof): (a) assign, convey, or otherwise transfer this Lease or any interest hereunder, or sublease the Premises, or any part thereof, whether voluntarily or by operation of law; or (b) permit the use of the Premises by any person other than Tenant and its partners, employees, contractors and agents and permitted transferees. Any such transfer, sublease or use described in the preceding sentence (a "Transfer") occurring without the prior written consent of Landlord shall be void and of no effect. For the purposes of this Section, each of the following events shall be deemed to constitute a Transfer and shall require the prior written consent of Landlord in each instance: (i) any assignment or transfer of this Lease by operation of law; (ii) any hypothecation, pledge or collateral assignment of this Lease; and (iii) any involuntary assignment or transfer of this Lease in connection with bankruptcy, insolvency, receivership or otherwise. As to hypothecation, pledge or collateral assignment of this Lease, Landlord's approval shall be at its sole discretion. Landlord's consent pursuant to this subsection shall not relieve Tenant of its liability under this Lease.

          17.2 Standards for Consent. (a) If Tenant desires the consent of
               ---------------------
Landlord to a Transfer, then Tenant shall submit to Landlord, at least thirty
(30) days prior to the proposed effective date of the Transfer, a written notice which includes such information as Landlord may reasonably require about the proposed Transfer and the transferee, including, without limitation, the terms of the proposed Transfer along with a schedule of all rent and other charges to be paid by the transferee pursuant to such Transfer (collectively, "Transfer Rent"). Landlord shall not unreasonably withhold its consent to any assignment or sublease, which consent or lack thereof shall be provided within thirty (30) days of receipt of Tenant's notice. Landlord shall not be deemed to have unreasonably withheld its consent if, in the judgment of the Landlord: (i) the transferee is of a character or engaged in a business which is not in keeping with the standards or criteria used by Landlord in leasing the Building; (ii) the transferee is a governmental unit; (iii) Tenant is in Default under this Lease; and (iv) in the judgment of the Landlord, such a Transfer would violate any term, condition, covenant, or agreement of the Landlord involving the Building. Tenant shall not effect any Transfer if the transferee's use violates local zoning laws or ordinances, or if the transferee's use requires more parking than provided on the Premises. Tenant shall pay to Landlord any reasonable attorneys' or other fees and expenses incurred by Landlord in connection with any proposed Transfer, whether or not Landlord consents to such Transfer.

          (b) The parties further agree that in lieu of Landlord's giving its written consent to a sublease or assignment, where same is required, Landlord may elect to recapture the Premises and release Tenant from this Lease, provided Tenant desires to sublease all of the Premises or assign the Lease to a party other than an entity described in Section 17.4 below. In the event that Landlord exercises its election to release Tenant from this Lease, Tenant shall thereafter be released from any further obligation under this Lease and shall be deemed to have waived all rights for the payment of any monies due as of the effective date of such release.

          17.3 Excess Transfer Consideration. In addition to the other
               -----------------------------
provisions of this Section 17 regarding the limitations on Tenant's rights to consummate a Transfer, it shall be a condition to any Transfer hereunder that Tenant shall pay to Landlord fifty percent (50%) of all Net Transfer Consideration payable during the Term. For purposes hereof, "Net Transfer Consideration" shall mean (a) with respect to subleases, the excess, if any, of
(x) the amount of all rent and additional rent or adjustment rent payable according to the terms of the proposed sublease less (y) the amount of Base Rent and Adjustment Rent payable hereunder which is allocable to the portion of the Premises covered by the Transfer ("Transfer Premises") and (b) with respect to assignments, the gross amount of any consideration in respect of such assignment, less, in either such case (a) or
(b), (i) Tenant's actual out-of-pocket costs incurred in partitioning and finishing the portion of the Transfer Premises or the provision of a tenant allowance by Tenant, (ii) any brokerage commission paid by Tenant in connection with such Transfer, (iii) any reimbursement amounts paid to Landlord pursuant to
Section 17.2 hereof and (iv) Tenant's attorneys' fees (which expenses identified in clauses (i), (ii), (iii) and (iv) shall be deducted from Net Transfer Consideration as incurred). Payment of Net Transfer Consideration to Landlord shall be made within ten (10) days after receipt thereof by Tenant for which payment is due Landlord. If the Net Transfer Consideration received by Tenant is not in cash or cash equivalent, Tenant shall nevertheless pay to Landlord 50% of the value thereof in cash.

          17.4 Transfers Permitted Without Landlord Consent. Notwithstanding any
               --------------------------------------------
provision of this subsection to the contrary, but subject to all of the other provisions of this Section 17, and provided that Tenant shall not be in default of its obligations under this Lease:

          (i) Tenant shall have the right, without the consent of Landlord, to assign this Lease or sublet all or any part of the Premises to any entity controlling, controlled by or under common control with Tenant or, any AWO Affiliate, provided that no such assignee shall further assign this Lease and no such sublessee shall assign or encumber its sublease or further sublet all or any part of the Premises to any person other than an entity controlling, controlled by or under common control with Tenant, except in accordance with the provisions of this Section 17. As used in this Lease, "AWO Affiliate" shall mean any entity which is a party to a Member Firm Interfirm Agreement and is a member of the Andersen Worldwide Organization; and "Andersen Worldwide Organization" shall mean AWO Affiliates collectively and referred to in a consolidated manner.

          (ii) Tenant shall have the right, without the consent of Landlord, to assign this Lease to any entity succeeding to Tenant by merger or consolidation in accordance with applicable statutory provisions for merger or consolidation or by purchase of all or substantially all of Tenant's assets, provided that each such entity succeeding to Tenant's interests
             --------
     hereunder shall have sufficient creditworthiness to perform its obligations under this Lease and a minimum net worth of Fifty Million Dollars ($50,000,000). In connection with any purchase of all or substantially all of Tenant's assets, and effective upon Tenant's compliance with the foregoing, the assignor shall be released from further liability under this Lease.

     17.5 Conditions. No assignment or sublease shall be effective unless Tenant
          ----------
shall promptly (and in any event, no later than thirty (30) days after the effective date of an assignment or the commencement of the term of a sublease, as the case may be) deliver to Landlord (a) a duplicate original of the instrument of assignment, containing a written assumption of this Lease by the assignee, or a duplicate original of the sublease, as the case may be, and (b) all other agreements between Tenant and such assignee or subtenant relating to such assignment or sublease or to any other arrangements between those parties relating to the use and occupancy of all or any portion of the Premises or the fixtures, furniture, equipment or services therein.

          17.6 Legal Requirements. Tenant shall be responsible for obtaining all
               ------------------
permits and approvals required by any governmental or quasi-governmental agency for any work or otherwise required in connection with any permitted assignment of this Lease or any permitted sublease, and Tenant shall deliver copies of the same to Landlord prior to the commencement of work if work is to be done.

          17.7 No Waiver. The consent by Landlord to any assignment or
               ---------
subletting shall not be a waiver of or constitute a diminution of Landlord's right to withhold its consent to any other assignment or subletting and shall not be construed to relieve Tenant from its liability hereunder or from obtaining Landlord's express written consent to any other or further assignment or subletting.

          17.8 Default by Tenant.
               -----------------

          (a) If the Premises or any part thereof be sublet or occupied by any person or persons other than Tenant, whether or not in violation of this Lease, Landlord may, after default by Tenant, collect rent from the subtenant or occupant and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection of rent shall be deemed a waiver of the covenants in this Section, nor shall it be deemed acceptance of the assignee, subtenant or occupant as a tenant, or a release of Tenant from the full performance by Tenant of all the terms, conditions and covenants of this Lease.

          (b) It shall be a condition to each sublease except to an AWO Affiliate that, in the event of termination or cancellation of this Lease for any reason whatsoever, or of the surrender of this Lease, whether voluntary, involuntary or by operation of law, prior to the expiration date of such sublease (as may be extended or renewed as provided therein), the subtenant shall, if requested by Landlord and at Landlord's option, make full and complete attornment to Landlord for the balance of the term of the sublease.

                                   SECTION 18
                           LANDLORD'S RIGHT TO PERFORM
                              TENANT'S OBLIGATIONS

          18.1 Landlord's Right to Perform Tenant's Obligations. If Tenant shall
               ------------------------------------------------
default in the performance of any term or covenant on its part to be performed under this Lease, Landlord, without being under any obligation to do so and without thereby waiving such default, may upon the expiration of the period allowed for the cure of such default, if any, provided by this Lease (or with or without such expiration in case of emergency) remedy such default.

Tenant shall reimburse Landlord on demand for all costs, expenses and reasonable interest incurred by Landlord in the performance of Tenant's obligations hereunder plus interest on the unpaid amount at Default Rate.

                                   SECTION 19
                                    SURRENDER

          19.1 Condition Upon Surrender. Following the Substantial Completion
               ------------------------
Date and upon termination of the Term or Tenant's right to possession of the Premises, Tenant shall return the Premises to Landlord in good order and condition, ordinary wear and damage by fire or other casualty excepted. Notwithstanding anything to the contrary in this Section 19 or elsewhere in this Lease, Tenant shall not be required to remove any of the initial tenant improvements in the Premises installed as part of Landlord's Work or any subsequent alterations approved by Landlord, unless removal was a condition of Landlord's approval thereof. Tenant shall remove its furniture, equipment, trade fixtures and all other items of personal property from the Premises prior to termination of the Term or Tenant's right to possession of the Premises. If Tenant does not remove such items, Tenant shall be conclusively presumed to have conveyed the same to Landlord without further payment or credit by Landlord to Tenant; or at Landlord's sole option such items shall be deemed abandoned, in which event Landlord may cause such items to be removed and disposed of at Tenant's expense, which shall be 100% of Landlord's actual cost of removal, without notice to Tenant and without obligation to compensate Tenant.

                                   SECTION 20
                              DEFAULTS AND REMEDIES

          20.1 Tenant Default. The occurrence of any of the following shall
               --------------
constitute a default (a "Default") by Tenant under this Lease: (a) Tenant fails to pay any Rent when due and such failure is not cured within five (5) days after notice from Landlord, which Landlord shall not be obligated to provide more frequently than once in every twelve (12) month period (which notice may be in the form of a Landlord statutory five (5) day notice); (b) Tenant fails to perform any other provision of this Lease and such failure is not cured within thirty (30) days (or immediately if the failure involves a hazardous condition) after notice from Landlord; provided, however, that with respect only to Defaults which cannot be cured by the payment of money but which by their nature can be cured, if a cure thereof cannot reasonably be effected within thirty (30) days, then, so long as Tenant continues to diligently pursue such cure, such cure period shall be extended for such period of time as is reasonably required to effect such cure; (c) the leasehold interest of Tenant is levied upon or attached under process of law; (d) Tenant shall commence proceedings for or take any corporate or partnership action (or its equivalent) authorizing or providing for its dissolution or liquidation; (e) Tenant shall effect a Transfer in violation of the Lease; or (f) (i) Tenant shall commence any case, proceeding or other action 1) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or 2) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or Tenant shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Tenant any case, proceeding or other action of a nature referred to in clause (i) above which 1) results in the entry of an order for relief or any such adjudication or appointment, 2) remains undismissed, undischarged or unbonded for a period of ninety (90) days or 3) in the event of such a case, proceeding or other action which has been bonded within said ninety (90) day period, if such case, proceeding or other action does not remain so bonded thereafter until it is discharged or dismissed; or
(iii) there shall be commenced against Tenant any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets, which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within ninety (90) days from the entry thereof or, in the event of such a case, proceeding or other action which has been bonded or stayed within said ninety (90) day period, if such case, proceeding or other action does not remain so bonded or stayed thereafter until it is vacated or dismissed (any such action, proceeding or event described in the foregoing clause (1), a "Bankruptcy Event"); or (iv) Tenant shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set 20.1 forth in clause (i), (ii) or (iii) above; or (v) Tenant shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due.

          20.2 Termination of Lease. In the event of a non-monetary Default
               --------------------
hereunder by Tenant and the expiration of all applicable grace or cure periods, including the cure period set forth in Section 20.1(b) above, Landlord may serve a written five (5) day notice of cancellation of this Lease upon Tenant, and upon the expiration of said five (5) days, this Lease and the Term hereunder shall end and expire as fully and completely as if the date of expiration of such five (5) day period were the Expiration Date of this Lease. Tenant shall then quit and surrender the Premises to Landlord but Tenant shall remain liable as hereinafter provided.

          20.3 Equitable Relief. In the event of a breach or threatened breach
               ----------------
by Tenant of any of the covenants or provisions hereof, Landlord shall also have the right to pursue any and all equitable rights available to it under Florida law or otherwise, including, without limitation, specific performance.

          20.4 Remedies Upon Default. In the event Landlord shall have given a
               ---------------------
notice of Default or Tenant shall otherwise be in Default hereunder:

          (a) Landlord and Landlord's agents may, pursuant to Florida law re-enter the Premises or any part thereof, and by summary proceedings or otherwise, but not in violation of the Florida law of forcible detainer, dispossess Tenant or the legal representative of Tenant or other occupant of the Premises and remove their effects without liability for damage thereto and hold the Premises as if this Lease had not been made but Tenant shall remain liable hereunder as hereinafter provided. If permitted under Florida law, Landlord may terminate Tenant's possession of the Premises without terminating the Lease provided Landlord otherwise complies with the provisions of this Section 20; and

          (b) Landlord may, at its option, relet the whole or any part or parts of the Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Landlord in its sole discretion may determine. Landlord shall have no obligation to relet the Premises or any part thereof and shall in no event be liable for refusal or failure to relet the Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this Lease or otherwise to affect any such liability. Landlord, at Landlord's option, may make such repairs, improvements, alterations, additions, decorations and other physical changes in and to the Premises as Landlord considers advisable or necessary in connection with any such reletting or proposed reletting (but not changing the use), without relieving Tenant of any liability under this Lease or otherwise affecting any such liability. Notwithstanding anything to the contrary contained herein, Landlord shall take reasonable measures to mitigate damages against Tenant.

          (c) Unless expressly stated herein, Landlord shall have all remedies available under Florida law so long as Landlord follows all required statutory procedures. An election by Landlord under this Section 20.4 shall not be construed as an election of remedies and Landlord may avail itself of any legal and equitable remedies it may otherwise have arising out of Tenant's breach of this Lease.

          20.5 Damages. If this Lease shall terminate or if Landlord shall
               -------
re-enter the Premises as provided in this Section:

          (a) Tenant shall pay to Landlord all Rent to the date upon which this Lease shall have been terminated or to the date of re-entry upon the Premises by Landlord, as the case may be;

          (b) Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as advance rent, security or otherwise, but such monies shall be credited by Landlord against any rent due at the time of such termination or re-entry or, at Landlord's option, against any damages payable by Tenant;

          (c) Tenant shall be liable for and shall pay to Landlord, as damages, any deficiency between the Rent payable hereunder for the period which otherwise would have constituted the unexpired portion of the Term and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of Subsection 20.4(b) for any part of such period (first deducting from the rents collected under any such reletting all of Landlord's expenses in connection with the termination of this Lease or Landlord's re-entry upon the Premises and in connection with such reletting including all repossession costs, brokerage commissions, legal expenses, alteration costs and/or tenant improvement contributions and other expenses of preparing the Premises for such reletting);

          (d) Any deficiency in accordance with Subsection 20.5(c) above shall be paid in monthly installments by Tenant on the days specified in this Lease for the payment of installments of Base Rent. Landlord shall be entitled to recover from Tenant each monthly deficiency as the same shall arise and no suit to collect the amount of the deficiency for any month shall prejudice Landlord's right to collect the deficiency for any prior or subsequent month by a similar proceeding. Alternatively, suit or suits for the recovery of such deficiencies may be brought by Landlord from time to time at its election;

          (e) Whether or not Landlord shall have collected any monthly deficiencies as aforesaid (but not in duplication of such amounts previously collected), Landlord shall be entitled to recover from Tenant, and Tenant shall pay Landlord on demand, as and for liquidated and agreed final damages and not as a penalty, a sum equal to, a sum of which at the time of such termination of this Lease or at the time of any such re-entry by Landlord, as the case may be, represents the then value (using a discount rate of eight percent (8%) per annum) of the excess, if any, of

               (i) the aggregate of the fixed annual Base Rent and Adjustment Rent payable hereunder which would have been payable by Tenant (using a reasonable estimate for Adjustment Rent) for the period commencing with such earlier termination of this Lease and ending with the Expiration Date, had this Lease not so terminated, over

               (ii) the aggregate fair market rental value of the Premises for the same period (assuming that any tenant shall pay Adjustment Rent).

          (f) In addition to the other damages payable to Landlord as provided herein, Tenant shall also pay to Landlord as damages an amount equal to the reasonable expenses incurred in terminating this Lease and in re-entering the Premises and in securing possession of the Premises, including attorneys' fees, as well as the expenses of re-letting, including altering and preparing the Premises for new tenants, brokers, commissions and attorneys' fees, rent concessions, and all other expenses properly chargeable against the Premises and the rental thereof. All such expenses shall be equitably prorated if the term of the new lease extends beyond the termination date of this Lease. Anything in this Lease to the contrary notwithstanding, if Tenant is in default in any of its obligations hereunder, Landlord shall not be entitled to receive from Tenant any consequential costs or damages incurred by Landlord as a result of such default. In addition, following Tenant's default Landlord shall use reasonable measures to mitigate any damages arising from Tenant's default

          (g) In no event shall Tenant be entitled (i) to receive any excess of any rent under clause (d) over the sums payable by Tenant to Landlord hereunder or (ii) in any suit for the collection of damages pursuant to this subsection, to a credit in respect of any rent from a reletting except to the extent that such rent is actually received by Landlord prior to the commencement of such suit. If the Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such reletting and the expenses of reletting.

          20.6  Covenants. (a) If this Lease shall terminate or if the Landlord
                ---------
shall re-enter the Premises:

          (i) The Premises shall be, upon such earlier termination or re-entry, in the same condition as that in which Tenant has agreed to surrender them to Landlord on the Expiration Date;

          (ii) Tenant, on or before the occurrence of any default hereunder, shall have performed every covenant contained in this Lease for the making of any alteration or for repairing any part of the Premises; and

          (iii) For the breach of either clause (a)(i) or (a)(ii) of this subsection, or both, Landlord shall be entitled immediately, without notice or other action by Landlord, to recover, and Tenant shall pay, as and for agreed damages therefor, the then cost of performing such covenants, plus interest thereon at the Default Rate for the period from the date of the occurrence of any default to the date of payment.

          20.7  Bankruptcy. (a) If this Lease is assigned to any person or
                ----------
entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. 101 et seq.
                                                                        ------
(the "Bankruptcy Code"), any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid to or turned over to Landlord.

          (b) If a trustee in bankruptcy shall assume this Lease and shall propose to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to such trustee:

               (i) Notice of such proposed assignment setting forth 1) the name and address of such person, 2) all of the terms and conditions of such offer, and 3) the adequate assurance to being provided Landlord to assure such person's future performance under this Lease, including, without limitation, the assurance referred to in section 365(b)(3) of the Bankruptcy Code, shall be given to Landlord by such trustee no later than twenty (20) days after receipt by such trustee, but in any event no later than ten (10) days prior to the date that such trustee shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

               (ii) It is agreed that adequate assurance of future performance by the assignee or transferee permitted under the Bankruptcy Code shall mean the deposit of cash security with Landlord in an amount equal to the sum of six months' Base Rent then reserved hereunder plus an amount equal to one-half of all Adjustment Rent payable under
          Section 3 hereof or other provisions of this Lease for the calendar year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Landlord, in United States Treasury Bills or Notes or in a certificate of deposit or savings certificate (at Landlord's option) issued by a national bank in the State of Florida, having assets of at least $500,000,000, for the balance of the Term as security for the full and faithful performance of all of the obligations under this Lease on the part of Tenant yet to be performed. Interest earned on such deposit (less 1% per annum on such deposit which shall be retained by Landlord as an administrative fee) shall be paid to or credited to Tenant at the end of each calendar year. In addition, adequate assurance shall mean that any such assignee or transferee of this Lease shall have a net worth (exclusive of goodwill) equal to at least five (5) times the aggregate of the annual Base Rent reserved hereunder plus all Adjustment Rent.

          (c) Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall, upon demand, execute and deliver to Landlord an instrument in recordable form confirming such assumption.

          20.8 Remedies Cumulative. The remedies and rights provided for in this
               -------------------
Lease are cumulative. Mention in this Lease of any particular remedy shall not preclude Landlord from pursuing any other remedy at law or equity.

         20.9  Waiver of Redemption. Tenant hereby expressly waives any and all
               --------------------
rights of redemption granted by or under any present or future laws.


         20.10 No Waivers by Landlord. The failure of Landlord to seek redress
               ----------------------
for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation except that Landlord shall not enforce any rules and regulations in a manner which unfairly discriminates against Tenant. The receipt or acceptance by Landlord of Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. No endorsement or statement on any check or any letter accompanying any check or payment as Rent shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy in this Lease.


         20.11 WAIVER OF TRIAL BY JURY. LANDLORD AND TENANT WAIVE TRIAL BY JURY
               -----------------------
IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER LANDLORD OR TENANT AGAINST THE OTHER IN CONNECTION WITH THIS LEASE.

         20.12 Venue. If either Landlord or Tenant desires to bring an action
               -----
against the other in connection with this Lease, such action shall be brought in the federal or state courts located in Sarasota, Florida. Landlord and Tenant consent to the jurisdiction of such courts and waive any right to have such action transferred from such courts on the grounds of improper venue or inconvenient forum.

                                   SECTION 21
                    TENANT'S REMEDIES FOR LANDLORD'S DEFAULT

         21.1 Tenant's Remedies for Landlord's Default. The occurrence of any of
              ----------------------------------------
the following shall constitute a default by Landlord under this Lease: (a) Landlord fails to make any payment or apply any credit due Tenant when due and such failure is not cured within thirty (30) days after notice from Tenant; and
(b) Landlord fails to perform any other provision of this Lease and such failure is not cured within thirty (30) days (or immediately if the failure involves a hazardous condition) after notice from Tenant; provided, however that, with respect only to defaults which cannot be cured by the payment of money but which by their nature can be cured, if a cure thereof cannot reasonably be effected within thirty (30) days, then, so long as Landlord continues to diligently pursue such cure, such cure period shall be extended for such period of time as is reasonably required to effect such cure. In addition to Tenant's rights contained herein or available in law or at equity, in the event Landlord neglects or fails to comply with any of Landlord's obligations contained in this Lease, and Landlord has not cured within the applicable cure period set forth above. Tenant may pursue all remedies against Landlord arising out of Landlord's default. In the event Tenant obtains a final judgment against Landlord on account of such default, Tenant may set off the amount of the judgment (including attorneys' fees and expenses, and interest thereon at the Default Rate) against the next due installments of Rent, provided no offset amount may exceed fifteen percent (15%) of the total Rent due Landlord in any single month. If, because of the foregoing limit, Tenant cannot offset the entire amount of such judgment plus the interest thereon prior to the expiration of the Term, the fifteen percent (15%) cap shall not apply and Tenant shall deduct monthly from Rent an amount which shall amortize the judgment and interest accruing thereon over the balance of the Term. Election by Tenant to offset against Rent pursuant to this Section 21.1 shall not be construed as an election of remedies and Tenant may avail itself of any legal and equitable remedies it may otherwise have arising out of a breach of this Lease by Landlord.

                                   SECTION 22
                              ESTOPPEL CERTIFICATE

         22.1 Tenant Estoppel Certificate. Tenant agrees that, from time to time
              ---------------------------
upon not less than fifteen (15) days' prior request by Landlord, Tenant shall execute and deliver to Landlord a written certificate certifying that the following items are true and correct (or if not true and correct, the reasons therefor): (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, a description of such modifications and that this Lease as modified is in full force and effect); (b) the dates to which Rent has been paid; (c) that Tenant is in possession of the Premises, if that is the case; (d) that Landlord is not in default under this Lease, or, if Tenant believes Landlord is in default, the nature thereof in detail; (e) that Tenant has no off-sets or defenses to the performance of its obligations under this Lease (or if Tenant believes there are any off-sets or defenses, a full and complete explanation thereof); (f) that the Premises have been completed in accordance with the terms and provisions hereof, that Tenant has accepted the Premises and the condition thereof and of all improvements thereto and has no claims against Landlord or any other party with respect thereto; and (g) such additional matters as may be requested by Landlord, it being agreed that such certificate may be relied upon by any prospective purchaser, mortgagee, or other person having or acquiring an interest in the Premises. The failure of Tenant to execute, acknowledge and deliver to Landlord a statement in accordance with the provisions of this section within said fifteen (15) day period shall constitute an acknowledgment by Tenant which may be relied on by any person who would be entitled to rely upon any such statement, that such statement as submitted by Landlord is true and correct provided that Landlord has also sent a second ten
(10) day notice requesting such statement.

                                   SECTION 23
                                  SUBORDINATION

         23.1  Subordination. Provided that such Superior Mortgagee and/or
               -------------
Superior Lessor shall have entered into an agreement with Tenant (on a form consistent with the terms of this Section 23 and otherwise reasonably satisfactory in form and substance to each of such Superior Lessor or Superior Mortgagee, on the one hand, and Tenant, on the other hand) providing that, in the event of a foreclosure of the Superior Mortgage or a termination of the Superior Lease, as the case may be, such Superior Mortgagee or Superior Lessor shall not terminate this Lease and shall recognize Tenant as the direct tenant of such landlord in accordance with to the terms of this Lease without diminution of Tenant's rights and privileges and without increasing Tenant's duties and obligations under this Lease, this Lease is and shall be expressly subject and subordinate at all times to (a) each Superior Lease and (b) the lien of each Superior Mortgage, unless such Superior Lease or Superior Lessor or Superior Mortgage or Superior Mortgagee expressly provides or elects that the Lease shall be superior to such Superior Lease or Superior Mortgage. In addition, as a condition to Tenant's obligations under this Lease, and prior to the execution of this Lease, each and every existing Superior Mortgagee or Superior Lessor shall execute a non-disturbance agreement in favor of Tenant providing that, in the event of a foreclosure of the Superior Mortgage or a termination of the Superior Lease, as the case may be, such Superior Mortgagee or Superior Lessor shall not terminate this Lease and shall recognize Tenant as the direct tenant of such landlord in accordance with to the terms of this Lease without diminution of Tenant's rights and privileges and without increasing Tenant's duties and obligations under this Lease.

         23.2  Attornment. If the interests of Landlord under this Lease are
               ----------
transferred by reason of, or assigned in lieu of, foreclosure or other proceedings for enforcement of any such Superior Mortgage, or if any Superior Lease shall be terminated then Tenant shall, at the option of such purchaser, assignee or any Superior Lessor, as the case may be, (a) attorn to such party and perform for its benefit all the terms, covenants and conditions of this Lease on Tenant's part to be performed with the same force and effect as if such party were the landlord originally named in this Lease, or (b) enter into a new lease with such party, as landlord, for the remaining Term and otherwise on the same terms and conditions of this Lease except that such successor landlord shall not be:

         (i) liable for any previous act, omission or negligence of Landlord under this Lease;

         (ii) subject to any counterclaim or defense which theretofore shall have accrued to Tenant against Landlord. Nothing herein shall be construed to limit any right of abatement or offset reserved to Tenant hereunder;

         (iii) bound by 1) any modification or amendment of this Lease entered into after the date on which Tenant has been notified of the existence of such Superior Lease or Superior Mortgage except as specifically provided for herein or 2) any previous prepayment of more than one month's Rent, unless such modification, amendment or prepayment shall have been approved in writing by the superior Lessor or the Superior Mortgagee through or by reason of which such successor landlord shall have succeeded to the rights of Landlord under this Lease;

         (iv) liable for any security deposited pursuant to this Lease unless such security has actually been delivered to such successor landlord;

         (v) obligated to repair the Premises or any part thereof in the event of total or substantial damage, beyond such repair as can reasonably be accomplished from the net proceeds of insurance actually made available to such successor landlord;

         (vi) obligated to repair the Premises or any part thereof in the event of partial condemnation, beyond such repair as can reasonably be accomplished from the net proceeds of any award actually made available to such successor landlord, as consequential damages allocable to the part of the Premises not taken; nor

         (vii) obligated to perform any work to prepare or finish the Premises for occupancy by Tenant. Nothing contained in this section shall be construed to impair any right otherwise exercisable by any such owner, holder or lessee.

         23.3  Subordination Agreement. Subject to the terms and limitations
               -----------------------
provided in this Section 23, the foregoing provisions are declared to be self-operative and no further instruments shall be required to effect such subordination and/or attornment; provided, however, that Tenant agrees upon request by any such mortgagee, holder, lessor or purchaser at foreclosure, to execute and deliver such subordination and/or attornment instruments as may be required by such person to confirm such subordination and/or attornment, or any other documents required to evidence superiority of the ground lease or mortgage, should ground lessor or mortgagee elect such superiority.

                                   SECTION 24
                                 QUIET ENJOYMENT

         24.1  Tenant's Right to Quiet Enjoyment. As long as no Default exists,
               ---------------------------------
Tenant shall peacefully and quietly have and enjoy the Premises for the Term, free from interference by Landlord, subject, however, to the provisions of this Lease. The loss or reduction of Tenant's light, air or view will not be deemed a disturbance of Tenant's occupancy of the Premises nor will it affect Tenant's obligations under this Lease or create any liability of Landlord to Tenant. Notwithstanding anything contained herein to the contrary, Landlord hereby covenants that (a) the Building shall be operated in a manner consistent with first-class office buildings in the Sarasota, Florida area and (b) so long as Tenant is not in default under this Lease, Tenant shall and may quietly have, hold and enjoy the Premises and every part thereof leased hereunder free from disturbance by Landlord or its officers, agents, employees, successors, assignees or tenants or by anyone (whether the holder of a lien or otherwise) claiming by, through or under Landlord.

                                   SECTION 25
                                     BROKER

            25.1  Broker. Each of Tenant and Landlord represents to the other
                  ------
party that the party making such representation has not dealt with any broker. Each of Tenant and Landlord agrees to indemnify, defend and hold the other party and such party's beneficiaries and agents harmless from and against any claims for a fee or commission made by any broker claiming to have acted by or on behalf of the party making such representation in connection with this Lease.

                                   SECTION 26
                                     NOTICES

            26.1  Notices. All notices and demands to be given by one party to
                  -------
the other party under this Lease shall be given in writing, mailed or delivered to Landlord or Tenant, as the case may be, at the following addresses:

Landlord:         Haskell Sarasota. Inc.
                  c/o The Haskell Company
                  111 Riverside Avenue
                  Jacksonville, Florida 32202
                  Attention: Edward C. Vandergriff

with a copy to:   Gartner, Brock & Simon
                  1660 Prudential Drive, Suite 203
                  Jacksonville, Florida 32207
                  Attention: W.A. Gartner

Tenant:           Arthur Andersen LLP
                  ______ Arthur Andersen Parkway
                  Sarasota, Florida 34237
                  Attention: Office Managing Partner

with a copy to:   Arthur Andersen LLP
                  225 North Michigan Avenue
                  Chicago, IL 60601
                  Attention: Managing director, Real Estate
with a copy to:   Lord, Bissell & Brook
                  115 South LaSalle Street
                  Chicago, Illinois 60603
                  Attention: D. Scott Hargadon

Either party may change its address by notice to the other party. Notices shall be delivered by hand or by United States certified or registered mail, postage prepaid, return receipt requested, or by a nationally recognized overnight air courier service. Notices shall be considered to have been given upon the earlier to occur of actual receipt, five (5) business days after posting in the United States mail, or one (1) business day after deposit with an overnight courier.

                                   SECTION 27
                        ROOFTOP COMMUNICATIONS EQUIPMENT

     27.1  Right to Install Antenna. In addition to the other rights granted by
           ------------------------
this Agreement, Tenant shall have the right but not the obligation, during the Term or any renewal thereof to install, maintain and operate a reception-only satellite dish antenna no more than one (1) meter in diameter, mounted on a non-penetrating structure, and related plenum-rated cabling (collectively, the "Antenna") on the Building's roof (the "Roof") in a location mutually agreed upon by Landlord and Tenant (the "Antenna Site") but only on antenna mounts provided for this purpose. Tenant may also use the Building's risers, conduits and towers, subject to reasonable space limitations and Landlord's requirements for use of such areas, for purposes of installing cabling from the Antenna to the Premises in the interior of the Building. Tenant shall pay no additional charge for the rights granted by this Section 27.1, the Rent being paid and rights granted under the Lease being considered adequate consideration.

     27.2  Installation, Maintenance, Operation and Removal of the Antenna.
           ---------------------------------------------------------------
Tenant shall install and maintain the Antenna and related cabling at its expense. Tenant shall have access to the Antenna Site at all times, subject to any reasonable restrictions of Landlord. The installation of the Antenna shall be completed in a workmanlike manner and in accordance with all applicable laws and regulations. At the termination of this Lease (whether upon the Expiration Date or otherwise) Tenant shall, at Tenant's sole cost and expense, remove the Antenna and restore the Antenna Site to the condition it was prior to installation of the Antenna.

                                   SECTION 28
                               ASSOCIATION MATTERS

     28.1 The Premises are part of a development called the Sarasota Commerce Center, which is, pursuant to the Declaration of Covenants and Restrictions thereof, governed by the Sarasota Commerce Center Owner's Association (the "Association"). So long as Tenant is not in Default under this Lease, Tenant shall direct Landlord how to vote with regard to all

Association matters other than those affecting the use of the Premises or improvements on or to the Premises. Landlord shall forward all Association correspondence and documents to Tenant for Tenant's review. Tenant, so long as it is in possession of the Premises, shall pay all Association dues and costs assessed to the Premises.

                                   SECTION 29
                           MANAGEMENT OF THE BUILDING

     29.1  Management of the Building. (a) Landlord shall at all times cause its
           --------------------------
manager, which may be an affiliate of Landlord, to manage the Building in a standard which is consistent with management standards for comparable first class office buildings located in Sarasota, Florida (the "Applicable Management Standards").

     (b) Landlord shall have the right at any time and from time to time to replace the Manager so long as any substitute Manager subsequently engaged by Landlord shall manage the Building in accordance with the Applicable Management Standards.

     (c) The Manager shall obtain the approval of the Landlord for and then furnish Tenant with the proposed yearly budget for maintenance of the Building at least sixty (60) days prior to January 1 of each calendar year. Tenant shall have fifteen (15) business days from receipt thereof to disapprove of said budget; if Tenant disapproves of the budget, Landlord and Tenant agree to negotiate in good faith to resolve the issue or issues. Unless and until a budget is approved by Tenant, Manager shall maintain the Building in accordance with the previous year's budget.

     29.2  Replacement of Manager. In the event that at any time after the first
           ----------------------
anniversary of the Substantial Completion Date Tenant deems in its sole discretion that the Manager has failed to manage the Building substantially in accordance with the Applicable Management Standards, then Tenant shall have the right, upon notice to Landlord, to require Landlord to replace the Manager in accordance with the terms hereof. Any such replacement Manager (a "Replacement Manager") shall be selected by Tenant. It shall be a condition to the selection or approval of any Replacement Manager that such Replacement Manager shall be ready, willing and able to perform the management of the Building in accordance with the Applicable Management Standards and, unless otherwise waived by Landlord, that such Replacement Manager shall agree to execute a management agreement with Landlord on market terms (including management fees and other compensation and payments to be made to the manager thereunder) and such other reasonable and appropriate terms as Landlord shall require. At Landlord's election, the prior Manager shall continue to manage the Building until the Replacement Manager is selected as provided herein.

                                   SECTION 30
                           TENANT FINANCIAL DISCLOSURE

     Tenant agrees that for the period beginning on the date hereof and ending on the earlier of (a) the occurrence of the Initial Financing Event defined below and (b) the date which is six (6) months after the date of this Lease (such period being called the "Initial Financial Reporting Period"), Tenant shall, upon reasonable prior notice, provide to the lender participating in the Initial Financing Event or not less than two prospective lenders, access to summary financial information of Tenant. "Initial Financing Event" shall mean the first closing and funding to Landlord with a Superior Mortgagee for the purpose of funding the construction of the Building. Tenant shall have no duty to disclose financial information to any party which is (x) a client of Tenant or (y) in litigation with Tenant. After the expiration of the Initial Financial Reporting Period, Tenant shall make no more than two financial disclosures per calendar year to any prospective purchaser or mortgagee of the Building.

                                   SECTION 31
                                  MISCELLANEOUS

     31.1  Successors and Assigns. Subject to Section 17 of this Lease, each
           ----------------------
provision of this Lease shall extend to, bind and inure to the benefit of Landlord and Tenant and their respective legal representatives, successors and assigns; and all references herein to Landlord and Tenant shall be deemed to include all such parties.

     31.2  Entire Agreement. This Lease, and the riders and schedules and
           ----------------
exhibits, if any, attached hereto which are hereby made a part of this Lease, represent the complete agreement between Landlord and Tenant; and Landlord has made no representations or warranties except as expressly set forth in this Lease. No modification or amendment of or waiver under this Lease shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

     31.3  Time of Essence. Time is of the essence of this Lease and each and
           ---------------
all of its provisions.

     30.4  Execution and Delivery. Submission of this instrument for examination
           ----------------------
or signature by Tenant does not constitute a reservation of space or an option for lease, and it is not effective until execution and delivery by both Landlord and Tenant.

     31.5  Severability. The invalidity or unenforceability of any provision of
           ------------
this Lease shall not affect or impair any other provisions.

     31.6  Governing Law. This Lease shall be governed by and construed in
           -------------
accordance with the laws of the State of Florida.

     31.7  Attorneys' Fees. (a) Tenant shall pay to Landlord all costs and
           ---------------
expenses, including reasonable attorneys' fees, incurred by Landlord in enforcing this Lease (but only to the extent such enforcement action against Tenant results in a final judgment or settlement in favor of Landlord) or incurred by Landlord as a result of any litigation to which Landlord becomes a party as a result of this Lease (other than enforcement actions in connection with this Lease). This provision shall inure only to Landlord and Tenant and their respective successors and permitted assigns, if any.

     (b) Landlord shall pay to Tenant all costs and expenses, including reasonable attorneys' fees, incurred by Tenant in enforcing this Lease (but only to the extent such enforcement action against Landlord results in a final judgment or settlement in favor of Tenant). This provision shall inure only to Landlord and Tenant and their respective successors and permitted assigns, if any.

     31.8  Intentionally deleted.

     31.9  Force Majeure. Except as set forth in Section 4.2, Landlord shall not
           -------------
be in default hereunder and Tenant shall not be excused from performing any of its obligations hereunder if Landlord is prevented from performing any of its obligations hereunder due to any accident, breakage, strike, shortage of materials, acts of God or other causes beyond Landlord's reasonable control. The foregoing provision shall not, however, limit Tenant's specific rights to abatement of Rent in accordance with the terms of this Lease.

     31.10 Captions. The headings and titles in this Lease are for convenience
           --------
only and shall have no effect upon the construction or interpretation of this Lease.

     31.11 No Waiver. No receipt of money by Landlord from Tenant after
           ---------
termination of this Lease or after the service of any notice or after the commencing of any suit or after final judgment for possession of the Premises shall renew, reinstate, continue or extend the Term or affect any such notice or suit. No waiver of any default of Tenant shall be implied from any omission by Landlord to take any action on account of such default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified in the express waiver and then only for the time and to the extent therein stated.

     31.12 Limitation of Liability of Landlord. From and after the Substantial
           -----------------------------------
Completion Date, any liability of Landlord under this Lease shall be limited solely to its interest in the Premises, and in no event shall any personal liability be asserted against Landlord or any member or partner thereof, in connection with this Lease nor shall any recourse be had to any other property or assets of Landlord. The term "Landlord" as used in this Lease shall mean only the owner or lessor for the time being of the Building, so that in the event of any conveyance of such interest and the transfer to the transferee of any funds then being held under this Lease by such owner, Landlord shall be and hereby is entirely freed and relieved of any and all obligations of Landlord hereunder thereafter accruing, and it shall be deemed without further agreement between the parties and such grantee(s) that the grantee has assumed and has agreed to perform all obligations of Landlord hereunder.

     31.13  Limitation of Liability of Tenant. Notwithstanding anything to the
            ---------------------------------
contrary herein, Landlord acknowledges that Tenant is a limited liability partnership. Landlord expressly agrees that any liability of Tenant arising out of or in connection with this Lease or the relationship of Landlord and Tenant, and the ability of Landlord to recover damages or other relief under this Lease, shall be limited solely to the assets of Tenant. In no instance whatsoever shall any present, past or future partner, manager or employee of Tenant have any individual liability to Landlord for the satisfaction of any obligations or liabilities of Tenant under this Lease, all such individual liability, if any, being expressly, unconditionally and irrevocably waived and released by Landlord. Tenant's assets shall not include the capital accounts of any individual partner of Tenant. Notwithstanding the foregoing, if Tenant is comprised of more than one entity, each such entity shall be jointly and severally liable for Tenant's obligations under this Lease (subject to the foregoing limitation on liability with respect to individual partners, managers and employees of Tenant). The provisions of this subsection may not be waived by any partner, manager or employee of Tenant or by any actions or inaction of Tenant.

     31.14  Waiver of Lien on Working Papers. Landlord agrees it will not seek
            --------------------------------
to place a lien against the files or records of Tenant or Tenant's clients or against Tenant's work product. Landlord waives all such rights, whether arising under common or statutory law.

     31.15  Confidentiality. Landlord agrees it shall not disclose the terms
            ---------------
and/or conditions of this Lease to any third party other than (a) a Superior Mortgagee or other secured lender of Landlord or any affiliate thereof or (b) any prospective Superior Mortgagee, secured lender or other financing source of Landlord or any affiliate thereof except as required by law, or by governmental regulation, requirement or order, or as may be necessary to establish or assert its rights hereunder. Except as otherwise provided under Subsection 31.17, Landlord also agrees that it shall not use Tenant's name or trademark in any of its promotional or marketing efforts without Tenant's prior written approval in each instance. Tenant acknowledges and agrees that Landlord may identify the name of Tenant and the name of the Building as set forth in Subsection 31.17 hereof in promotional and marketing efforts of Landlord and in financing, refinancing and resale efforts of Landlord.

     31.16  Landlord's Entry. Landlord, its agents or representatives shall
            ----------------
provide Tenant with not less than twenty four (24) hour advance written notice in each instance prior to its entry upon the Premises, except in cases of emergency or routine janitorial service. In cases of emergency, Landlord shall use its best efforts to notify Tenant prior to entering upon the Premises. Tenant shall have the right to accompany Landlord, its agents or representatives upon any such entry upon the Premises. Tenant reserves the right from time to time to designate high security areas into which Landlord, its agents or representatives may not enter without being accompanied by an employee of Tenant, except in an emergency.

        31.17 Building Name and Signage. (a) Subject to applicable zoning rules
              -------------------------
and regulations in effect from time to time, Tenant shall have exclusive Building and monument signage privileges. Landlord shall, at the direction of Tenant and at Tenant's sole cost and expense, place a sign on or about the Building at locations selected by Tenant (subject to reasonable approval of Landlord) identifying the Building and a sign within the Building at locations selected by Tenant (subject to reasonable approval of Landlord) identifying the Premises, in each such case, as "The Arthur Andersen Building" (or such other name incorporating the name of Tenant as the parties shall mutually agree).

        (b) Landlord and Tenant agree to use the name "The Arthur Andersen Building" (or such other name incorporating the name of Tenant as the parties shall mutually agree) in all material correspondence and leasing, marketing or other promotional material related to the Building.

        (c) Landlord agrees that the Building will not be named for any firm or entity whose primary business is to provide accounting, consulting or tax services or for any firm or entity whose name is the same or phonetically similar to Tenant's.

        31.18 Entrance Doors. Landlord agrees that Tenant shall have the right
              --------------
to install its standard entrance doors and graphics at any entrance to the Premises during the Term and to remove such doors and graphics during the Term and within a reasonable time after the end of the Term. Said entrance doors and graphics shall at all times remain the personal property of Tenant. 31.19 Recording. At Tenant's request, Landlord and Tenant shall execute and record a memorandum of lease summarizing the significant terms of this Lease.

        31.20 Survival of Indemnification Obligations. Unless this Lease
              ---------------------------------------
specifically provides otherwise, all obligations of indemnification contained in this Lease shall survive the termination or expiration of this Lease. 30.21 Consent. Whenever the terms of the Lease require that to obtain the consent of Landlord, unless expressly stated, such consent shall not be unreasonably withheld, delayed or conditioned.

        31.22 Year 2000. Landlord shall review the areas within the Building
              ---------
which could be adversely affected by, shall make appropriate inquiry of its software licensors and material suppliers and vendors with respect to the "Year 2000 Problem" (that is, the risk that systems, facilities, products and equipment used in connection with the Building may be unable to recognize and perform properly date-sensitive functions involving dates after December 31,

1999). Based on such review, Landlord represents and warrants to Lessee that no material systems, facilities, services, products and equipment relating to the Building will be affected by the Year 2000 Problem on, before or after January 1, 2000, and that all Building services and operations will continue without interruption due to the Year 2000 Problem. This Section shall not apply to any systems, facilities, products and equipment installed by or controlled solely by Tenant.

        31.23 Penalty for Holding Over. If Tenant retains possession of the
              ------------------------
Premises after the expiration or termination of the Term or Tenant's right to possession of the Premises, Tenant shall pay Base Rent during such holding over an amount equal to one hundred twenty five percent (125%) of the rate in effect immediately preceding such holding over computed on a daily basis for each day that Tenant remains in possession. Such amount shall be Landlord's sole and exclusive damages remedy upon Tenant's holding over; provided, however, that this Section shall not be construed as Landlord's consent to any Tenant hold over.

                                   SECTION 32
                                 RENEWAL OPTIONS

        32.1 Renewal Options. (a) Tenant shall have the right to exercise the
             ---------------
following renewal option by giving notice (a "Renewal Option Notice") to Landlord no later than the date which is one (1) year prior to the Expiration Date. Tenant shall have options ("Renewal Option") to renew the original term of this Lease for one or two consecutive five (5) year periods, the first of which (the "First Renewal Term") shall commence on the date immediately following the Expiration Date and shall expire on the fifth anniversary of the Expiration Date (the "First Renewal Term Expiration Date") and the second of which (the "Second Renewal Term") shall commence on the date immediately following the First Renewal Term Expiration Date and shall expire on the fifth anniversary of the First Renewal Term Expiration Date.

        (b) In the event Tenant exercises a Renewal Option, Tenant may elect to renew the term of this Lease for the First Renewal Term or, once having exercised the Renewal Option for the First Renewal Term, may exercise a Renewal Option for the Second Renewal Term. Tenant must give notice to Landlord of its intention to also renew the term of this Lease for the Second Renewal Term no later than the date which is one (1) year prior to the First Renewal Term Expiration Date.

        (c) It shall be a condition to the exercise of any Renewal Option hereunder that no Default shall have occurred and be continuing at the time such Renewal Option is exercised or at the time that any Renewal Term shall commence.

        (d) As used herein, the term "Renewal Term" shall mean either the First Renewal Term or Second Renewal Term, as applicable.

        32.2 Renewal Term Rent and Terms. (a) In the event Tenant exercises the
             ---------------------------
Renewal Option, Base Rent for the applicable Renewal Term shall be as follows:

        (i) during the First Renewal Term, ninety percent (90%) of the Net Effective Rent as determined under subsection 32.3.

        (ii) during the Second Renewal Term, ninety percent (90%) of the Net Effective Rent as determined under subsection 32.3.

        (b) Adjustment Rent and all other Rent and sums due under this Lease for any Renewal Term shall remain as provided for in this Lease.

        (c) For the First Renewal Term only, if Tenant elects to exercise the Renewal Option, Landlord shall provide Tenant with an improvement allowance in the amount of $3.00 per rentable square foot solely for repainting the interior and recarpeting of the Premises.

        (d) All other lease terms for any Renewal Term shall be as set forth in this Lease.

        32.3 Determination of Net Effective Rent. (a) For purposes of
             -----------------------------------
determining Base Rent for any Renewal Term, "Net Effective Rent" shall mean the rent (e.g., rents generally offered for leases in which the landlord is responsible for all capital items in the building and which by their term provide for a base rent only with a separate rental payment for Tenant's allocable share of the operating expenses and real estate taxes of the building, excluding therefrom any market concessions such as work performed by landlord, a tenant improvements allowance or leasing commissions or the other costs and expenses for the lease transaction because Landlord is not incurring those costs upon a renewal) but including, any tenant improvement allowance to be received by Tenant, generally in effect for comparable first class office buildings of age similar to the Building located in the Sarasota commercial office market with tenants of comparable financial credit for leases commencing on or about the date of the Renewal Term.

        (b) After Tenant has delivered a Renewal Notice, Landlord and Tenant shall during the sixty (60) days following the date of the Notice (the "Negotiation Period") negotiate in good faith to determine the Net Effective Rent for the Renewal Term.

        (c) If the parties are unable to reach agreement during the Negotiation Period, then within fifteen (15) days after the expiration of the Negotiation Period, Landlord shall notify Tenant ("Landlord's Rent Notice") of Landlord's determination of the Net Effective Rent and the Base Rent payable by Tenant for the period in question based on such determination.

        (d) In the event Tenant shall disagree with Landlord's determination, Tenant shall, within thirty (30) days of receipt of Landlord's Rent Notice, notify Landlord ("Tenant's

Rent Notice") of such disagreement, specifying in detail the reasons for such disagreement. The failure of Tenant to deliver Tenant's Rent Notice to Landlord within thirty (30) days following Tenant's receipt of Landlord's Rent Notice shall be deemed Tenant's acceptance of Landlord's determination of the Net Effective Rent and such determination conclusively shall be deemed to be the basis for the Base Rent payable by Tenant for the period in question for purposes of subsection 32.1 or 32.2, as the case may be. If Tenant timely delivers to Landlord Tenant's Rent Notice, then Net Effective Rent shall be determined as follows:

               (i) Landlord and Tenant shall each appoint a licensed real estate broker who has been actively engaged in the leasing of office space in comparable office buildings in the Sarasota real estate market for not less than ten (10) years immediately preceding the date of appointment and shall not be a sole practitioner (each an "Appraiser" and collectively, the "Appraisers"). Within thirty (30) days following receipt of Tenant's Rent Notice (the "Appraisal Period") the Appraisers shall each make an independent determination of Net Effective Rent. If the difference between the Appraisers' values is equal to or less than five percent (5%), then the Net Effective Rent shall be the average of the sum of the Appraisers' values.

               (ii) If the difference between the Appraisers' values is greater than five percent (5%), then the Appraisers shall jointly and promptly choose a third real estate broker, having the same qualifications as those set forth above for Appraisers (the "Arbiter") to whom the Appraisers shall submit in writing their respective determinations of Net Effective Rent. Within thirty (30) days after being retained, the Arbiter shall offer the Arbiter's determination of Net Effective Rent. If the Net Effective Rent determined by the Arbiter lies between the Appraisers' values, then Net Effective Rent shall be the average of the sum of (A) the Arbiter's value and (B) the Appraiser's value nearest to the Arbiter's value. If the Arbiter's determination of Net Effective Rent is either higher or lower than both of the Appraisers' values, then Net Effective Rent shall be the average of the sum of the two nearest values.

               (iii) If the Appraisers cannot agree on an Arbiter within ten
          (10) business days after the expiration of the Appraisal Period, then either party may apply to the American Arbitration Association office in Sarasota, Florida (or the nearest such office to Sarasota) in charge of real estate valuation arbitrations for appointment of the Arbiter.

               (iv) If neither the Appraisers nor the Arbiter have finally determined Net Effective Rent prior to the date on which Base Rent based upon such Net Effective Rent is to go into effect pursuant to Subsection 32.1 or 32.2, as the case may be, Tenant shall pay Base Rent based upon Landlord's Rent Notice (the "Minimum Rent"), subject to adjustment upon final determination of the Net

               Effective Rent. In the event the Net Effective Rent, as finally determined by the above procedure, is (i) in excess of the Minimum Rent, Tenant, within thirty (30) days following such final determination, shall pay over to Landlord all such accumulated excess and (ii) less than the Minimum Rent, Landlord, within thirty (30) days following such final determination, shall pay over to Tenant all such accumulated excess or shall allow Tenant a credit equal to such excess against Base Rent next coming due hereunder.

                    (v) Landlord and Tenant each shall be responsible for and shall pay the fees and expenses of their respective Appraiser and shall share equally the fees and expenses of the Arbiter.

                    (vi) In no event shall the Base Rent for any Renewal Period be less than Two Million Fifty Thousand, One Hundred and Fifty Two Dollars ($2,050,152) per year.

               32.4 Time of the Essence. Time is of the essence with respect to
                    -------------------
the exercise by Tenant of any Renewal Option.

               32.5 Termination. The termination or cancellation of this Lease
                    -----------
shall terminate any rights of Tenant pursuant to this Section 32.


                                   SECTION 33
                            TENANT OPTION TO PURCHASE

                33.1 Fifth Year. By giving Landlord written notice thereof not
                     ----------
less than six (6) months prior to the fifth (5th) anniversary of the Rent Commencement Date, Tenant may elect to purchase the Premises on the fifth (5th) anniversary of the Rent Commencement Date for the sum of $23,250,000.00.

                33.2 Tenth Year. By giving Landlord written notice thereof not
                     ----------
less than six (6) months prior to the Expiration Date, Tenant may elect to purchase the Premises on the Expiration Date for the sum of $25,148,000.00.

                33.3 Purchase Contract. If Tenant exercises either of the
                     -----------------
options set forth in subsections 33.1 or 33.2, the parties shall enter into the Purchase Contract for the sale of the Premises attached hereto as Exhibit D.
                                                                  ---------

                33.4 Default. Tenant may not exercise the options set forth in
                     -------
this Section 33 if Tenant is in material default of the Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease in manner sufficient to bind them as of the day and year first above written.

                     LANDLORD
                     HASKELL SARASOTA, INC.


                     By:   /s/ Christopher S. Park
                         --------------------------------
                     Name:   Christopher S. Park
                     Title:   Vice President


                     TENANT
                     ARTHUR ANDERSEN LLP


                     By:   /s/ James H. Shedvey
                         --------------------------------
                     Name:   James H. Shedvey
                     Title:  Partner

                     SHAREHOLDER:

                     THE HASKELL COMPANY, INC.,
                     a Florida corporation

                        /s/ Christopher S. Park
                     ------------------------------------
                     By:   Christopher S. Park
                     Its:  Vice President

                                    EXHIBIT A

                                Legal Description

LOT 4, SARASOTA COMMERCE CENTER SUBDIVISION, RECORDED IN PLAT BOOK 34, PAGE 17, PUBLIC RECORDS OF SARASOTA COUNTY, FLORIDA.

LESS:  A PORTION OF SAID LOT 4, DESCRIBED AS FOLLOWS:

COMMENCE AT THE N.E. CORNER OF SAID LOT 4; THENCE, LEAVING SAID CORNER AND ALONG THE NORTH BOUNDARY LINE OF SAID LOT 4, S 88(degree)31'43"W, 300.48 FEET TO THE POINT OF BEGINNING; SAID POINT LYING ON THE ARC OF A CURVE TO THE RIGHT, WHOSE CENTER BEARS S 65(degree)50'20"W, 536.01 FEET; THENCE, IN A SOUTHERLY DIRECTION, ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 536.01 FEET AND A CENTRAL ANGLE OF 22(degree)57'44", 214.82 FEET; THENCE, ALONG A NON-RADIAL LINE TO THE LAST CURVE, N 83(degree)15'17"W, 236.48 FEET TO ITS INTERSECTION WITH THE ARC OF A CURVE TO THE LEFT, WHOSE CENTER BEARS S 89(degree)49'48"W, 491.00 FEET; THENCE, IN A NORTHERLY DIRECTION; ALONG THE ARC OF SAID CURVE, HAVING A RADIUS OF 491.00 FEET AND A CENTRAL ANGLE OF O1(degree)16'4l", 10.95 FEET TO A POINT OF COMPOUND CURVATURE OF A CURVE TO THE LEFT; THENCE, IN A NORTHWESTERLY DIRECTION, ALONG THE ARC OF SAID CURVE, HAVING A RADIUS OF 260.00 FEET AND A CENTRAL ANGLE OF 27(degree)20'56", 124.11 FEET TO A POINT OF COMPOUND CURVATURE OF A CURVE TO THE LEFT; THENCE, IN A NORTHWESTERLY DIRECTION, ALONG THE ARC OF SAID CURVE, HAVING A RADIUS OF 142.00 FEET AND A CENTRAL ANGLE OF 01(degree)08'36", 2.83 FEET; THENCE, ALONG A NON-RADIAL LINE TO THE LAST CURVE, N 45(degree)18'51"E, 62.22 FEET; THENCE N 88(degree)31'43"E, 177.44 FEET TO THE POINT OF BEGINNING AND CONTAINING 1.00 ACRES, MORE OR LESS.

TOGETHER WITH

A PORTION OF LOTS 30 AND 31 PALMER FARMS FIRST UNIT, RECORDED IN PLAT BOOK 2, PAGE 216, PUBLIC RECORDS OF SARASOTA COUNTY, FLORIDA, DESCRIBED AS FOLLOWS:

BEGIN AT THE NORTHEAST CORNER OF LOT 4, SARASOTA COMMERCE CENTER SUBDIVISION, RECORDED IN PLAT BOOK 34, PAGE 17, PUBLIC RECORDS OF SARASOTA COUNTY, FLORIDA, SAID POINT ALSO LYING ON THE WEST BOUNDARY LINE OF A 52' WIDE DRAINAGE CANAL, SAID LINE ALSO BEING THE EAST LINE OF THE AFOREMENTIONED LOT 31; THENCE, LEAVING SAID NORTHEAST CORNER, AND ALONG THE NORTH LINE OF SAID LOT 4, S 88(degree)31'43"W, 300.48 FEET TO A POINT LYING

ON THE ARC OF A CURVE TO THE LEFT, WHOSE CENTER BEARS S 65(degree)50'20"W,
536.01 FEET; THENCE, IN A NORTHWESTERLY DIRECTION, ALONG THE ARC OF SAID CURVE, HAVING A RADIUS OF 536.01 FEET AND A CENTRAL ANGLE OF 08(degree)31'08", 79.70 FEET; THENCE, ALONG A NON-TANGENT LINE TO THE LAST CURVE N00(degree)18'51"W,
56.06 FEET; THENCE S 89(degree)41'09"E, 339.23 FEET TO ITS INTERSECTION WITH THE AFOREMENTIONED EAST LINE OF SAID LOT 31; THENCE ALONG SAID EAST LINE, S00(degree)18'51"W, 116.50 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.91 ACRES, MORE OR LESS.

ALSO TOGETHER WITH THE TERMS AND CONDITIONS OF THAT CERTAIN DECLARATION OF EASEMENTS DATED THE DATE HEREOF AND RECORDED IN SARASOTA COUNTY, FLORIDA, AS DOCUMENT NUMBER__________________.